                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            R. G. BARRY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         [R. G. BARRY CORPORATION LOGO]

                            R. G. BARRY CORPORATION
                            13405 YARMOUTH ROAD N.W.
                            PICKERINGTON, OHIO 43147

                                                                  March 28, 2002

Dear Fellow Shareholders:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of R. G. Barry Corporation, which will be held at 11:00 a.m., Columbus, Ohio time, on Thursday, May 9, 2002, at our executive offices located at 13405 Yarmouth Road N.W., Pickerington, Ohio 43147.

     The formal notice of annual meeting of shareholders and proxy statement are enclosed. The board of directors has nominated four directors, each for a term to expire at the 2005 Annual Meeting of Shareholders. The board of directors recommends that you vote FOR the nominees.

     You are also being asked to consider and vote upon a proposal to approve the R. G. Barry Corporation 2002 Stock Incentive Plan. The board of directors recommends that you vote FOR this proposal.

     On behalf of the board of directors and management, I cordially invite you to attend the annual meeting. Whether or not you plan to attend the annual meeting and regardless of the number of common shares you own, it is important that your common shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, please complete, sign and date the enclosed proxy card and mail it promptly in the reply envelope provided for your convenience.

     Thank you for your continued support.

                                          Very truly yours,

                                          /s/ Gordon Zacks
                                          Gordon Zacks,
                                          Chairman of the Board
                                            and Chief Executive Officer

                         [R. G. BARRY CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            R. G. BARRY CORPORATION
                            13405 YARMOUTH ROAD N.W.
                            PICKERINGTON, OHIO 43147
                                 (614) 864-6400

                                                              Pickerington, Ohio
                                                                  March 28, 2002

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of R. G. Barry Corporation (the "Company") will be held at the executive offices of the Company at 13405 Yarmouth Road N.W., Pickerington, Ohio 43147, on Thursday, May 9, 2002, at 11:00 a.m., Columbus, Ohio time, for the following purposes:

        1. To elect four directors to serve for terms of three years each.

        2. To consider and vote upon a proposal to approve the R. G. Barry Corporation 2002 Stock Incentive Plan.

        3. To transact any other business which properly comes before the annual meeting or any adjournment.

     Shareholders of record at the close of business on March 15, 2002, will be entitled to receive notice of, and to vote at, the annual meeting and any adjournment.

     You are cordially invited to attend the annual meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the annual meeting, please sign, date and return your proxy card promptly in the enclosed envelope. Should you attend the annual meeting, you may revoke your proxy and vote in person. Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.

                                          By Order of the Board of Directors,

                                          /s/ Gordon Zacks
                                          Gordon Zacks,
                                          Chairman of the Board
                                            and Chief Executive Officer

                            R. G. BARRY CORPORATION
                            13405 YARMOUTH ROAD N.W.
                            PICKERINGTON, OHIO 43147
                                 (614) 864-6400

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the board of directors of R. G. Barry Corporation (the "Company") of proxies for use at the annual meeting of shareholders on Thursday, May 9, 2002, or any adjournment. The annual meeting will be held at 11:00 a.m., Columbus, Ohio time, at our executive offices at 13405 Yarmouth Road N.W., Pickerington, Ohio. The facility is located east of Columbus, Ohio, immediately south of the intersection of Interstate 70 and State Route 256. This proxy statement and the accompanying proxy card were first sent or given to shareholders on or about March 28, 2002.

     You may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Shareholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

     You may revoke your proxy at any time before it is actually voted at the annual meeting by giving written notice of revocation to the Secretary of the Company, at the address shown on the cover page of this proxy statement; by executing a later-dated proxy card which is received by the Company prior to the annual meeting; or, if you are the registered shareholder, by attending the annual meeting and giving notice of revocation in person. Attendance at the annual meeting will not, in and of itself, revoke a previously appointed proxy.

     The Company will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy card and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the board of directors. The Company has engaged D. F. King & Co., Inc. to assist in the solicitation of proxies from shareholders at a fee of not more than $5,000 plus reimbursement of reasonable out-of-pocket expenses. In addition, solicitation of proxies may be made by mail, personal interview, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these solicitation activities. We will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to, and obtaining proxies from, the beneficial owners of common shares entitled to vote at the annual meeting.

     Our annual report to shareholders for the fiscal year ended December 29, 2001 (the "2001 fiscal year") is enclosed with this proxy statement.

                            VOTING AT ANNUAL MEETING

     Only shareholders of record at the close of business on March 15, 2002, are entitled to receive notice of, and to vote at, the annual meeting and any adjournment. At the close of business on March 15, 2002, 9,402,379 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to shareholders at the annual meeting. There is no cumulative voting in the election of directors. A quorum for the annual meeting is a majority of the outstanding common shares.

     The results of shareholder voting will be tabulated by the inspectors of election appointed for the annual meeting. Common shares represented by properly executed proxies returned to the Company prior to the annual meeting will be counted toward the establishment of a quorum for the annual meeting even though they are marked "ABSTAIN" or "AGAINST" or to withhold authority on one or more or all matters or are not marked at all.

     Those common shares represented by properly executed proxies that are received prior to the annual meeting and not revoked, will be voted as directed by the shareholder. All valid proxies received prior to the annual meeting which do not specify how common shares should be voted will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS" and FOR the approval of the R. G. Barry Corporation 2002 Stock Incentive Plan.

     Under the applicable rules of the New York Stock Exchange, the election of directors and the proposal to approve the R. G. Barry Corporation 2002 Stock Incentive Plan are considered "discretionary" items upon which broker/dealers, who hold their clients' common shares in street name, may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within the required time frame before the annual meeting. Accordingly, there should be no "broker non-votes" with respect to the matters to be voted upon at the annual meeting.

                                SHARE OWNERSHIP

     The following table furnishes information regarding the beneficial ownership of common shares by each person known to the Company to beneficially own more than 5% of the outstanding common shares as of March 15, 2002 (unless otherwise indicated):

                                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                         --------------------------------------------------------------------
                                          SOLE           SHARED         SOLE           SHARED                    PERCENT
NAME AND ADDRESS                         VOTING          VOTING      DISPOSITIVE     DISPOSITIVE                    OF
OF BENEFICIAL OWNER                       POWER           POWER         POWER           POWER         TOTAL      CLASS(1)
-------------------                      -------        ---------    -----------     -----------    ---------    --------
Harris Associates L.P.                        --        1,034,500(2)   127,500(2)      907,000(2)   1,034,500(2)   11.0%
  Harris Associates Inc.
  Harris Associates Investment Trust
Two North LaSalle Street, Suite 500
Chicago, IL 60602-3790

Gordon Zacks                             999,874(3)(4)         --      552,748(3)(4)        --        999,874      10.4%
13405 Yarmouth Road N.W.
Pickerington, OH 43147

Dimensional Fund Advisors Inc.           780,481(5)            --      780,481(5)           --        780,481(5)    8.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Rutabaga Capital Management              353,350(6)       422,850(6)   776,200(6)           --        776,200(6)    8.3%
64 Broad Street, 3rd Floor
Boston, MA 02109

Schneider Capital Management
  Corporation
460 E. Swedesford Road, Suite 1080       587,900(7)            --      597,900(7)           --        597,900(7)    6.4%
Wayne, PA 19087

Florence Zacks Melton                     29,873               --      476,999(4)           --        476,999       5.1%
1000 Urlin Avenue
Columbus, OH 43212

---------------

(1) The percent of class is based upon the sum of 9,402,379 common shares outstanding on March 15, 2002, and the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of March 15, 2002.

(2) Based on information contained in filings with the Securities and Exchange Commission (the latest of which are dated February 7, 2002), as of December 31, 2001, Harris Associates L.P., a registered investment adviser ("Harris"), and its general partner Harris Associates Inc. ("Harris G/P") may be deemed to beneficially own 1,034,500 common shares, including 907,000 common shares held by Harris Associates Investment Trust ("Harris Trust") in a series designated The Oakmark Small Cap Fund. 127,500 of the common shares reported by Harris and Harris G/P have been acquired on behalf of other advisory clients of Harris. Harris has been granted the power to vote common shares in circumstances it determines to be appropriate in connection with assisting its advised clients to whom it renders financial advice in the ordinary course of business, by either providing information or advice to the persons having that power, or by exercising the power to vote. In addition, Harris serves as investment adviser to the Harris Trust and various of Harris' officers and directors are also officers and trustees of the Harris Trust. Harris does not consider that the Trust is controlled by such persons. Harris has shared voting and dispositive power with respect to the 907,000 common shares held in The Oakmark Small Cap Fund because of Harris' power to manage the investments of Harris Trust.

(3) Includes 192,191 common shares held of record by Mr. Zacks, and 222,627 common shares as to which Mr. Zacks has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of March 15, 2002. 30,000 of the common shares held of record by Mr. Zacks remain subject to restrictions on transfer under the terms of a Restricted Stock Agreement, dated May 13, 1999, between Mr. Zacks and the Company. Mr. Zacks is not permitted to dispose of or otherwise transfer these common shares until the restrictions have lapsed. SEE "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- EMPLOYMENT CONTRACTS, RESTRICTED STOCK AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS." Excludes 14,967 common shares held of record and owned beneficially by the spouse of Mr. Zacks as to which Mr. Zacks has no voting or dispositive power and disclaims beneficial ownership.

(4) Gordon Zacks is the voting trustee of the Zacks-Streim Voting Trust (the "Voting Trust") and exercises sole voting power as to the 585,056 common shares deposited in the Voting Trust. The beneficial owners of common shares deposited in the Voting Trust retain dispositive power with respect to those common shares (subject to certain limitations on the right to remove common shares from the Voting Trust). Mr. Zacks is the beneficial owner of, and retains dispositive power as to, 137,930 of the common shares deposited in the Voting Trust. Mr. Zacks' mother, Florence Zacks Melton, as trustee under a trust created by the will of Aaron Zacks, deceased, is the owner of the remaining 447,126 common shares deposited in the Trust. Mr. Zacks is the remainder beneficiary of the trust created by that will. The Voting Trust will continue in existence until October 29, 2005, unless extended or terminated in accordance with its terms.

(5) Based on information contained in filings with the SEC (the latest of which is dated January 30, 2002), Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"), may be deemed to have beneficial ownership of 780,481 common shares as of December 31, 2001, all of which were held in portfolios of four investment companies to which Dimensional furnishes investment advice and of other commingled group trusts and separate accounts for which Dimensional serves as investment manager. In its role as investment advisor and investment manager, Dimensional possesses both voting and dispositive power over the common shares owned by these portfolios. Dimensional disclaims beneficial ownership of these common shares.

(6) Based on information contained in filings with the SEC (the latest of which is dated March 7, 2002), Rutabaga Capital Management, a registered investment adviser, had sole voting power as to 353,350 common shares, shared voting power as to 422,850 common shares and sole dispositive power as to 776,200 common shares as of December 31, 2001.

(7) Based on information contained in filings with the SEC (the latest of which is dated February 13, 2002), as of December 31, 2001, Schneider Capital Management Corporation, a registered investment adviser, had sole voting power as to 587,900 common shares and sole dispositive power as to 597,900 common shares.

     The following table furnishes information regarding the beneficial ownership of common shares, as of March 15, 2002, for each of the current directors, each of the nominees for election as a director, each of the individuals named in the Summary Compensation Table and all current executive officers and directors as a group:

                                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                            -----------------------------------------------
                                                              COMMON SHARES
                                                              WHICH CAN BE
                                             COMMON           ACQUIRED UPON
                                             SHARES        EXERCISE OF OPTIONS                 PERCENT
                 NAME OF                    PRESENTLY      EXERCISABLE WITHIN                     OF
             BENEFICIAL OWNER                 HELD               60 DAYS            TOTAL      CLASS(2)
             ----------------               ---------      -------------------    ---------    --------
Gordon Zacks..............................   777,247(3)          222,627            999,874      10.4%
Philip G. Barach..........................    15,831               6,250             22,081       (4)
Christian Galvis..........................    71,948(5)           61,154            133,102       1.4%
Harvey M. Krueger.........................    22,221               6,250             28,471       (4)
Roger E. Lautzenhiser.....................    11,000               6,250             17,250       (4)
William Lenich............................     2,500              38,000             40,500       (4)
Janice E. Page............................     2,000               6,250              8,250       (4)
Edward M. Stan............................    34,557(6)            6,250             40,807       (4)
Donald Van Steyn..........................     2,555               6,000              8,555       (4)
Daniel D. Viren...........................     2,500              15,000             17,500       (4)
Harvey A. Weinberg........................     2,825               6,250              9,075       (4)
All current directors and executive
  officers as a group (numbering 12)......   954,360             390,725          1,345,085      13.7%

---------------

(1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all of the common shares reflected in the table.

(2) See Note (1) to preceding table.

(3) See Notes (3) and (4) to preceding table.

(4) Represents ownership of less than 1% of the outstanding common shares of the Company.

(5) Excludes 572 common shares held of record and owned beneficially by Mr. Galvis' spouse as to which he exercises no voting or dispositive power and disclaims beneficial ownership. 20,800 of the common shares shown remain subject to restrictions on transfer under the terms of a Restricted Stock Agreement, dated March 23, 2000, between Mr. Galvis and the Company. SEE "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- EMPLOYMENT CONTRACTS, RESTRICTED STOCK AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS."

(6) Includes 2,220 common shares held jointly by Mr. Stan and his spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the knowledge of the Company, based solely on a review of copies of the reports furnished to the Company and written representations that no other reports were required to be filed in respect of the 2001 fiscal year, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, applicable to officers, directors and beneficial owners of more than 10% of the outstanding common shares were complied with; except that in her Form 5 for the 2001 fiscal year, Janice E. Page, a director of the Company, reported late one transaction.

                             ELECTION OF DIRECTORS

     In accordance with Article SIXTH of the Company's articles of incorporation, four directors are to be elected at the annual meeting for terms of three years each and until their respective successors are elected and qualified. The individuals named as proxies in the accompanying proxy card intend to vote the common shares represented by the proxies received under this solicitation for the nominees named below who have been designated by the board of directors, unless otherwise instructed on the proxy card. Under Ohio law and the Company's regulations, the four nominees receiving the greatest number of votes will be elected as directors. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

     The following information, as of March 15, 2002, concerning the age, principal occupation, other affiliations and business experience of each nominee has been provided by each nominee. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                                                                                 DIRECTOR OF
                                                 POSITION(S) HELD                THE COMPANY      NOMINEE
                                               WITH THE COMPANY AND              CONTINUOUSLY    FOR TERM
NOMINEE                       AGE             PRINCIPAL OCCUPATION(S)               SINCE       EXPIRING IN
-------                       ---             -----------------------            ------------   -----------
Gordon Zacks................  69    Chairman of the Board and Chief Executive        1959          2005
                                      Officer since 1979, and President from
                                      1992 to February 2001, of the Company

Christian Galvis............  60    Executive Vice President -- Operations           1992          2005
                                      since 1992, and President -- Operations
                                      of Barry Comfort Group since 1998, of
                                      the Company

Roger E. Lautzenhiser.......  48    Partner, Vorys, Sater, Seymour and Pease         1999          2005
                                      LLP, attorneys at law(1)

William Lenich..............  53    President and Chief Operating Officer of         2001          2005
                                      the Company since February 2001; President
                                      and Chief Operating Officer of
                                      International from 1997 to February 2001,
                                      and Group President of Retail from 1999
                                      to February 2001 and from 1990 to 1997,
                                      of Nine West Group, Inc., a women's
                                      retail shoe company(2)

---------------

(1) Mr. Lautzenhiser has been managing partner of the Cincinnati, Ohio office of Vorys, Sater, Seymour and Pease LLP since November 2000 and was a partner in the Columbus, Ohio office from 1986 to November 2000. Vorys, Sater, Seymour and Pease LLP rendered legal services to the Company during the 2001 fiscal year and continues to do so.

(2) Pursuant to the terms of his employment agreement, Mr. Lenich was appointed to the board of directors effective February 19, 2001.

     While it is contemplated that all nominees will stand for election, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director, the individuals designated to vote the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and for the election of any substitute nominee(s) designated by the board of directors. The board of directors knows of no reason why any of the individuals identified in the table above will be unavailable or unable to serve if elected to the board.

     Shareholders of the Company desiring to nominate candidates for election as directors must provide timely notice in writing. To be timely, a shareholder's notice must be delivered or mailed to the Secretary of the Company. Under the Company's articles of incorporation, the director nomination must be received by the Secretary of the Company not less than 30 days nor more than 60 days prior to any meeting of shareholders called for the election of directors. However, if less than 35 days' notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to the Company's Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Each shareholder nomination must contain the following information: (a) the name, age, and business and, if known, residence addresses of the nominee; (b) the principal occupation or employment of the nominee; (c) the number of common shares beneficially owned by the nominee and by the nominating shareholder; and (d) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations under the SEC proxy rules. Each nomination must be accompanied by the written consent of the proposed nominee to serve as a director. Notice of nominations for the 2002 annual meeting must be received by the Company's Secretary by April 9, 2002.

     The following information, as of March 15, 2002, concerning the age, principal occupation, other affiliations and business experience of the directors of the Company whose terms extend beyond the annual meeting has been furnished by each director. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                                                                                 DIRECTOR OF
                                                 POSITION(S) HELD                THE COMPANY
                                               WITH THE COMPANY AND              CONTINUOUSLY      TERM
NAME                          AGE             PRINCIPAL OCCUPATION(S)               SINCE       EXPIRES IN
----                          ---             -----------------------            ------------   ----------
Harvey M. Krueger...........  72    Vice Chairman, Lehman Brothers, Inc.,            1980          2003
                                      investment bankers(1)

Janice E. Page..............  53    Retail/merchandising consultant since 1997;      2000          2003
                                      Senior (Group) Vice President, Sears,
                                      Roebuck and Co. from 1992 to 1997(2)

Harvey A. Weinberg..........  64    Private investor; former Chairman and Chief      2001          2003
                                      Executive Officer of Hartmarx
                                      Corporation, a men's clothing company,
                                      from February 1988 to July 1992(3)

Edward M. Stan..............  77    President, Edward M. Stan and Associates,        1971          2004
                                      importing

Philip G. Barach............  71    Private investor(4)                              1991          2004

Daniel D. Viren.............  55    Senior Vice President  -- Finance and Chief      2001          2004
                                      Financial Officer since June 2000,
                                      Secretary and Treasurer since October
                                      2000, Senior Vice President --
                                      Administration from 1992 to July 1999,
                                      and Assistant Secretary from 1994 to
                                      July 1999 of the Company; Senior Vice
                                      President and Chief Financial Officer of
                                      Metatec International, Inc., an
                                      international information distribution
                                      company, from July 1999 to June 2000(5)

---------------

(1) Mr. Krueger is also a director of Automatic Data Processing, Inc., Bernard Chaus, Inc., Delta Galil Industries LTD and GEO Interactive Media Group LTD and serves on The Club Mediterranee International Advisory Board.

(2) Ms. Page is also a director of Kellwood Company and a member of the board of trustees of Glimcher Realty Trust.

(3) Mr. Weinberg is also a director of Syms Corp and a member of the board of trustees of Glimcher Realty Trust.

(4) Mr. Barach is also a director of Bernard Chaus, Inc. and a member of the board of trustees of Glimcher Realty Trust.

(5) Mr. Viren is also a director of Metatec International, Inc.

     There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

     The board of directors held a total of 12 meetings during the 2001 fiscal year. Each director attended 75% or more of the aggregate of the total number of meetings held by the board of directors during the period he or she served as a director and the total number of meetings held by all committees of the board of directors on which he or she served during the period he or she served.

     The board of directors has standing audit, compensation and nominating and governance committees.

     The audit committee consists of Philip G. Barach, Harvey M. Krueger, Edward
M. Stan and Harvey A. Weinberg. The audit committee is organized and conducts its business pursuant to a written charter adopted by the board of directors. The audit committee is responsible for assisting the board of directors in fulfilling its financial and accounting oversight functions. Specifically, the audit committee, on behalf of the board, monitors and evaluates the Company's consolidated financial statements and the financial reporting process, the system of internal accounting and financial controls and the annual independent audit of the Company's consolidated financial statements. The audit committee also provides an avenue for communication between the independent auditors and the board of directors. The audit committee makes recommendations to the board of directors or management concerning auditing and accounting matters and the selection of independent auditors. Each member of the audit committee qualifies as independent under the corporate governance standards of the New York Stock Exchange. The audit committee met four times during the 2001 fiscal year.

     The compensation committee consists of Philip G. Barach, Janice E. Page and Harvey A. Weinberg. The function of the compensation committee is to review and supervise the operation of the Company's compensation plans, to select those eligible employees who may participate in each plan (where selection is required), to prescribe the terms of any options granted under the Company's stock option plans (where permitted) and stock purchase plan and to approve the compensation of the Company's executive officers. The compensation committee met four times during the 2001 fiscal year.

     The nominating and governance committee consists of Harvey M. Krueger, Janice E. Page, Edward M. Stan and Gordon Zacks. The nominating and governance committee makes recommendations to the board of directors regarding the size and composition of the board, establishes procedures for the nomination process and recommends candidates for election to the board of directors. The nominating and governance committee also reviews and reports to the board of directors on a periodic basis with regard to matters of corporate governance. The nominating and governance committee will consider nominees recommended by shareholders for the 2003 annual meeting of shareholders provided that the names of such nominees are submitted in writing, not later than November 1, 2002, to Edward M. Stan, c/o R. G. Barry Corporation, 13405 Yarmouth Road N.W., Pickerington, Ohio 43147. Each such submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with committee members. The nominating and governance committee met once during the 2001 fiscal year.

                                   REPORT OF
                           THE COMPENSATION COMMITTEE
                                       OF
               R. G. BARRY CORPORATION ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors is comprised entirely of non-employee directors. Decisions on compensation of the executive officers generally are made by the compensation committee, although compensation levels for executive officers other than the Chairman and Chief Executive Officer are recommended to the committee by the Chairman, who has substantially greater knowledge of the contributions made by the executive officers.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     In determining the compensation of executive officers, the compensation committee seeks to create a compensation program that links compensation to the Company's operational results, rewards above average performance by the Company and/or the operating division in which an executive officer is employed, recognizes individual contribution and achievement and assists the Company in attracting and retaining outstanding executive officers and other key employees. Executive compensation is set at levels that the compensation committee, with the advice of the Company's executive compensation consultants, believes to be competitive with the compensation paid by other companies that compete with the Company for executive officers and other key employees having the experience and abilities that are necessary to manage the Company's business.

BASE SALARIES

     The base salaries of the executive officers and subsequent adjustments to those base salaries are determined relative to the following factors: (i) the criticality to the Company of the executive officer's job function; (ii) the individual's performance in his position; (iii) the individual's potential to make a significant contribution to the Company in the future; and (iv) a comparison of industry pay practices. The compensation committee believes that all of these factors are important and the relevance of each factor varies from individual to individual. The compensation committee has not assigned any specific weight to any of these factors in the evaluation of any executive officer's base salary.

     An executive officer's individual performance is measured against goals and objectives that have been previously discussed with the executive officer. Consideration is given to the individual's contribution to the management team and the individual's overall value and contribution to the Company. The compensation committee relies on the Chairman to make recommendations to the committee regarding the appropriate base salaries of the executive officers other than the Chairman. Before making his base salary recommendations to the compensation committee, the Chairman reviews survey information from one or more executive compensation consulting firms to determine competitive compensation levels in each of the Company's senior management positions. The Company has generally sought to provide base salary that is competitive to the 75% to 90% for small to medium-sized consumer product companies. This comparative data may not include the compensation paid by all of the companies that are included in the "Textile-Apparel Clothing Industry" index which is used for comparative purposes in the Performance Graph. The compensation committee believes that it is critically important for the Company to remain competitive in its management salaries in order to attract and retain the small group of senior managers who are key to the Company's success.

     The Company has entered into employment agreements with several of its senior executive officers which provide for a minimum base salary during the term of the employment agreement. These employment agreements restrict the ability of the compensation committee to reduce the base salaries of these executive officers below the minimum levels specified. The compensation committee concluded that these employment agreements were important in order for the Company to hire and/or retain its key executives. The minimum base salaries were established by the compensation committee based upon advice from a nationally recognized executive consulting firm.

ANNUAL INCENTIVE PLAN

     Based on the recommendation of the compensation committee, in 2001, the Company's board of directors adopted an annual incentive plan for the Company's salaried employees, including its executive officers. Under the annual incentive plan, an individual's potential annual bonus award is based on various measures depending on his or her level in the Company. Award attainment is based on the achievement of pre-established corporate and divisional financial performance goals and corporate and divisional strategic objectives, as well as individual performance, with each category being weighted differently depending on an employee's position in the Company. Minimum levels are established each year such that performance below these levels results in zero payment for all incentive awards.

MR. ZACKS' 2001 COMPENSATION

     Effective July 1, 2001, Mr. Zacks and the Company entered into a new employment agreement under which Mr. Zacks is entitled to receive a minimum annual salary of $490,000 plus other specified benefits. The initial term of this employment agreement ends on July 1, 2004, but the term of the agreement will automatically be renewed for additional one-year periods unless either party elects not to renew.

     The compensation committee can increase Mr. Zacks' base salary above the minimum level established by his employment agreement to reflect corporate performance. The compensation committee evaluates Mr. Zacks' base salary on an annual basis and determines whether an increase is warranted based on the committee's consideration of a number of subjective and objective criteria, including the Company's financial results, positive changes in the Company's competitive position, the success of the Company's strategic planning, achievements in the areas of customer satisfaction and product innovation and overall leadership. The compensation committee feels that all of these factors are significant and, therefore, no specific weight has been assigned to any single factor in the evaluation of Mr. Zacks' base salary. Because the employment agreement requires that the Company pay to Mr. Zacks a minimum annual base salary, the compensation committee does not have the ability to reduce the base salary below that minimum to reflect the Company's performance. However, the minimum base salary in the employment agreement was established by the compensation committee based upon advice from the Company's executive compensation consulting firm that the base salary provided for in the employment agreement was consistent with base salaries paid to chief executive officers of comparable companies. This comparative data was compiled and provided by the Company's executive compensation consulting firm and may or may not have included the companies included in the Performance Graph.

     Mr. Zacks' employment agreement also provides that during the employment term, he is entitled to participate in the annual incentive plan at an annual level of 40% of base salary if the target performance levels are met and 100% of base salary if the maximum performance levels are met or exceeded. Under the terms of the annual incentive plan, Mr. Zacks is entitled to receive an incentive award of 20% of base salary if the threshold performance levels are met. In his position, 75% of his potential annual incentive award is based on the achievement of pre-established corporate financial performance goals and 25% is based on the achievement of pre-established corporate strategic objectives.

     The Company's 2001 fiscal year results did not reach the threshold level established by the compensation committee and the board in early 2001 for corporate financial performance but reached the pre-established target level for corporate strategic objectives. As a result, Mr. Zacks earned an incentive award in the amount of $49,000 in respect of the 2001 fiscal year.

STOCK-BASED COMPENSATION PLANS

     The Company's long-term compensation program consists primarily of options granted under the Company's employee stock option plans and restricted common shares. Awards of options are designed to provide appropriate incentive to employees to enhance shareholder value and to assist in the hiring and retention of key employees. All options are granted with exercise prices at least equal to the market value of the Company's common shares on the dates of grant. If there is no appreciation in the market value of the Company's common shares, the options are valueless. The compensation committee grants options based on its subjective determination of the relative current and future contribution that each prospective optionee has or may make to the long-term welfare of the Company. With the exception of Mr. Lenich who received options under the terms of his employment agreement and the executive officers who participated in the option exchange program described below, the executive officers were not granted options during the 2001 fiscal year. The OPTION GRANTS IN LAST FISCAL YEAR table shows the options granted to each of the named executive officers during the 2001 fiscal year.

     From time to time, the compensation committee has also awarded restricted common shares to executive officers of the Company. The compensation committee believes that restricted stock awards which vest over a period of time can provide powerful incentives to an executive to remain with the Company and to strive to build shareholder value. Restrictive stock awards also provide a means to increase share ownership by Company executives.

OPTION EXCHANGE PROGRAM

     Historically, the policy of the compensation committee has been to grant options periodically to key employees of the Company, including its executive officers, as a means of providing incentive for the employees to align their interests with those of the shareholders of the Company as well as engendering employee loyalty to the Company. In the fall of 2000, the compensation committee concluded that the effectiveness of the incentive provided by the options granted under the Company's employee stock option plans was limited because of the substantial decline in the market price of the Company's common shares which had effectively eliminated the incentive value of options with significantly higher exercise prices. The compensation committee wanted to retain key employees who were critical to the Company's long range success particularly given the various cost control measures which were implemented at about the same time. The compensation committee was concerned that the outstanding options did not and would not provide incentive to key employees to remain with the Company if they received competing offers for their services.

     Accordingly, in October 2000, the compensation committee recommended and the board of directors approved a voluntary option exchange program whereby option holders (other than the Company's Chief Executive Officer and non-employee directors) were allowed to tender their options with an exercise price above $5.00 per share for cancellation, and if they continued to be employed on June 29, 2001, were granted new options for one-half the number of common shares covered by the cancelled options. The new options were granted at an exercise price of $4.60, the closing price of the Company's common shares as reported on the New York Stock Exchange on June 29, 2001. The new options will not vest until June 29, 2004, unless the Company is a party to a merger or another event occurs (such as death, permanent disability or normal retirement) which results in accelerated vesting under the terms of the Company's stock option plans. The compensation committee was advised that the option exchange program would not be deemed a "repricing" of the outstanding options for accounting purposes.

     Options covering an aggregate of 557,127 common shares were tendered under the option exchange program, by 68 employees of the Company; while options covering an aggregate of 261,876 common shares were granted to 61 employees on June 29, 2001 under the program. The following tables summarize information concerning the options tendered by, and the options granted to, executive officers of the Company under the option exchange program. No other options held by executive officers of the Company have been tendered in exchange for other options or otherwise "repriced" within the meaning of Item 402(i) of SEC Regulation S-K, during the last ten completed fiscal years of the Company.

                                OPTIONS TENDERED

                                                                                                 LENGTH OF ORIGINAL
                                                              MARKET PRICE OF                       OPTION TERM
                                          NUMBER OF COMMON     COMMON SHARES    EXERCISE PRICE      REMAINING AT
                             DATE OF      SHARES UNDERLYING     AT TIME OF        AT TIME OF          DATE OF
NAME                      OPTION TENDER   OPTIONS TENDERED     OPTION TENDER    OPTION TENDER      OPTION TENDER
----                      -------------   -----------------   ---------------   --------------   ------------------
Christian Galvis.........   12/28/00           12,499             $2.3800          $12.2000        5 yrs. 3 mos.
  Executive Vice            12/28/00           25,000             $2.3800          $11.0000        6 yrs. 5 mos.
  President -- Operations   12/28/00           40,000             $2.3800          $11.6875        7 yrs. 1 mo.
  and President --          12/28/00           25,000             $2.3800          $ 8.3750        8 yrs. 5 mos.
  Operations of Barry
  Comfort Group

Harry Miller.............   12/28/00           11,111             $2.3800          $ 8.4375        3 yrs. 5 mos.
  Vice President --         12/28/00            9,375             $2.3800          $12.2000        5 yrs. 3 mos.
  Human Resources           12/28/00           15,000             $2.3800          $11.0000        6 yrs. 5 mos.
                            12/28/00           15,000             $2.3800          $14.9375        7 yrs. 5 mos.
                            12/28/00           25,000             $2.3800          $ 8.3750        8 yrs. 5 mos.

                                                                                                 LENGTH OF ORIGINAL
                                                              MARKET PRICE OF                       OPTION TERM
                                          NUMBER OF COMMON     COMMON SHARES    EXERCISE PRICE      REMAINING AT
                             DATE OF      SHARES UNDERLYING     AT TIME OF        AT TIME OF          DATE OF
NAME                      OPTION TENDER   OPTIONS TENDERED     OPTION TENDER    OPTION TENDER      OPTION TENDER
----                      -------------   -----------------   ---------------   --------------   ------------------
Donald Van Steyn........    12/28/00            1,500             $2.3800          $ 8.9250        4 yrs. 5 mos.
  Vice President --         12/28/00            1,875             $2.3800          $12.2000        5 yrs. 3 mos.
  Chief Information         12/28/00            1,500             $2.3800          $14.9375        7 yrs. 5 mos.
  Officer                   12/28/00            1,500             $2.3800          $ 8.3750        8 yrs. 5 mos.

                                OPTIONS GRANTED

                                                             NUMBER OF        MARKET PRICE
                                                           COMMON SHARES    OF COMMON SHARES     NEW
                                             DATE OF        UNDERLYING         AT TIME OF      EXERCISE
NAME                                       OPTION GRANT   OPTIONS GRANTED     OPTION GRANT      PRICE
----                                       ------------   ---------------   ----------------   --------
Christian Galvis --......................    6/29/01          10,809             $4.60          $4.60
  Executive Vice President --                6/29/01          40,441             $4.60          $4.60
  Operations and President --
  Operations of Barry Comfort Group

Harry Miller.............................    6/29/01          10,679             $4.60          $4.60
  Vice President -- Human Resources          6/29/01          27,064             $4.60          $4.60

Donald Van Steyn.........................    6/29/01           3,188             $4.60          $4.60
  Vice President -- Chief Information
  Officer

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally prohibits the Company from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Chief Executive Officer and the other four most highly compensated executives required to be named in the proxy statement ("Covered Employees"). The Company may continue to deduct compensation paid to its Covered Employees in excess of $1,000,000 if the payment of that compensation qualifies for an exception, including an exception for certain performance-based compensation.

     The compensation committee does not have a policy that requires its executive compensation programs to qualify as performance-based compensation under Section 162(m), although the committee will continue to work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation philosophy.

ADDITIONAL COMPENSATION PLANS

     At various times in the past, the Company has adopted broad-based employee benefit plans in which the executive officers are permitted to participate on the same terms as non-executive officer employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. Benefits under these plans are not tied to performance.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS:

Philip G. Barach, Chairman         Janice E. Page            Harvey A. Weinberg
                                                            (from February 2001)

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table shows, for the last three fiscal years, the cash compensation and other benefits paid or provided by the Company to its Chief Executive Officer and the other named executive officers of the Company. All dollar amounts are rounded down to the nearest whole dollar.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                                                                  --------------------------------
                                               ANNUAL COMPENSATION                             AWARDS
                                  ---------------------------------------------   --------------------------------
                                             BASE                                                    COMMON SHARES    ALL OTHER
            NAME AND              FISCAL    SALARY     BONUS     OTHER ANNUAL     RESTRICTED STOCK    UNDERLYING     COMPENSATION
       PRINCIPAL POSITION          YEAR      ($)        ($)     COMPENSATION($)     AWARD(S)($)       OPTIONS(#)         ($)
       ------------------         ------   --------   -------   ---------------   ----------------   -------------   ------------
Gordon Zacks:                      2001    $490,000   $49,000       $46,103(1)              --                0        $13,393(2)
  Chairman of the Board            2000    $490,000   $     0       $48,066(1)              --                0        $16,415
  and Chief Executive              1999    $490,000   $     0       $49,772(1)        $418,750(3)        25,000        $ 8,232
  Officer

William Lenich:                    2001    $389,423   $37,500       $19,668(5)              --          340,000             --
  President and Chief              2000          --   $     0            --                 --               --             --
  Operating Officer(4)             1999          --   $     0            --                 --               --             --

Christian Galvis:                  2001    $258,000   $46,440       $23,936(6)              --(6)        51,250(7)     $ 7,251(2)
  Executive Vice                   2000    $258,000   $     0       $16,735(6)        $ 77,974(3)(6)     14,000        $ 7,501
  President -- Operations and      1999    $258,000   $     0       $15,495(6)              --(6)        25,000(8)     $ 4,611
  President -- Operations of
  Barry Comfort Group

Daniel D. Viren:                   2001    $220,000   $38,200       $17,571(10)             --                0        $ 3,300(2)
  Senior Vice President --         2000    $126,923   $25,000       $ 9,957(10)             --           75,000        $ 1,142
  Finance, Chief Financial         1999    $105,134   $     0       $10,284(10)             --           25,000(9)     $ 2,639
  Officer, Secretary and
  Treasurer(9)

Donald Van Steyn:                  2001    $150,272   $ 9,016       $19,600(12)             --            3,188(7)     $ 7,249(2)
  Vice President --                2000    $142,251   $     0       $12,290(12)             --           15,000        $ 6,680
  Chief Information Officer(11)    1999          --        --            --                 --               --             --

---------------

 (1) "Other Annual Compensation" for Mr. Zacks includes: (a) a premium payment of $19,088 in each of 2001, 2000 and 1999 to continue a life insurance policy providing a level of death benefits not available under the standard group life insurance program; (b) the amounts of $19,522, $19,424 and $19,403 reflecting his personal use of a Company furnished automobile in 2001, 2000 and 1999, respectively; (c) payments of $5,264, $4,582 and
     $4,120 made during 2001, 2000 and 1999, respectively, to cover his portion of the insurance premiums on a life insurance policy on his life; (d) payments of $2,743 and $2,466 made during 2000 and 1999, respectively, to cover his estimated tax liability with respect to those premium payments; and (e) a travel allowance of $2,229 provided to him in each of 2001, 2000 and 1999.

 (2) "All Other Compensation" for 2001 includes: (a) interest in the amounts of $10,001, $4,085, and $4,995 credited to the accounts of Messrs. Zacks, Galvis and Van Steyn, respectively, under the R. G. Barry Corporation Deferred Compensation Plan (the "Deferred Compensation Plan"); and (b) contributions in the amounts of $3,392, $3,166, $3,300 and $2,254 to the R.
     G. Barry Corporation 401(k) Savings Plan (the "401(k) Plan") on behalf of Messrs. Zacks, Galvis, Viren and Van Steyn, respectively, to match 2001 pre-tax elective deferral contributions (included under "Base Salary") made by each individual.

 (3) On May 13, 1999, Mr. Zacks was awarded 50,000 restricted common shares under the terms of a restricted stock agreement with the Company. The per share value of the Company's common shares on that date was $8.3750. The restrictions on transfer generally lapse on 20% of the common shares on the first through fifth anniversaries of the grant date. Restrictions on transfer lapsed as to 10,000 common shares on each of May 13, 2000 and 2001. In addition, if Mr. Zacks dies or becomes totally disabled prior to the fifth anniversary or if there is a change of control of the Company, all remaining restrictions will lapse. If Mr. Zacks' employment is terminated by the Company for "cause" or by Mr. Zacks other than for "good reason," as those terms are defined in his employment agreement, Mr. Zacks will forfeit any common shares whose restrictions have not lapsed. If Mr. Zacks' employment is terminated by the Company without cause or by Mr. Zacks with good reason, all remaining restrictions will lapse. Mr. Zacks exercises all voting rights and is entitled to receive any dividends payable on the restricted common shares.

     On March 23, 2000, Mr. Galvis was awarded 26,000 restricted common shares under the terms of a restricted stock agreement with the Company. The per share value of the Company's common shares on that date was $3.00. The restrictions on transfer generally lapse on 20% of the common shares on the first through fifth anniversaries of the grant date. Restrictions on transfer lapsed as to 5,200 common shares on March 23, 2001. In addition, if Mr. Galvis dies or becomes totally disabled prior to the fifth anniversary or if there is a change of control of the Company, all remaining restrictions will lapse. If Mr. Galvis' employment is terminated by the Company for cause or if Mr. Galvis voluntarily terminates his employment, he will forfeit any common shares whose restrictions have not lapsed. If Mr. Galvis' employment is terminated by the Company without cause, all remaining restrictions will lapse. Mr. Galvis exercises all voting rights and is entitled to receive any dividends payable on the restricted common shares.

     As of December 29, 2001, the aggregate holdings of restricted common shares by Mr. Zacks and Mr. Galvis and the market value (net of consideration paid by the executive officer) of such holdings were: Mr. Zacks, 30,000 common shares, $178,500, and Mr. Galvis, 20,800 common shares, $123,739.

 (4) Mr. Lenich became President and Chief Operating Officer of the Company on February 19, 2001.

 (5) "Other Annual Compensation" for Mr. Lenich includes (a) a premium amount of $5,279 to continue a life insurance policy providing a level of death benefits not available under the standard group life insurance program; (b) the amount of $8,689 reflecting his personal use of a Company furnished automobile and a car allowance paid to him; and (c) a $5,700 moving allowance.

 (6) "Other Annual Compensation" for Mr. Galvis includes (a) premium payments of $8,340, $6,165 and $6,165 in 2001, 2000 and 1999, respectively, to continue a life insurance policy providing a level of death benefits not available under the standard group life insurance program; (b) the amounts of $8,471, $7,070 and $5,658 reflecting his personal use of a Company furnished automobile and a car allowance paid to him in 2001, 2000 and 1999, respectively; and (c) the amounts of $7,125, $3,500 and $3,672, reflecting the fair market value of 1,250 common shares issued to him on March 1, 2002, March 1, 2001 and March 1, 2000, respectively, under a restricted stock agreement. SEE "EMPLOYMENT CONTRACTS, RESTRICTED STOCK AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS."

 (7) These options were granted to the named executive officer on June 29, 2001 under the Company's option exchange program. SEE "OPTION EXCHANGE PROGRAM."

 (8) These options were tendered by the named executive officer in the Company's option exchange program on December 28, 2000. SEE "OPTION EXCHANGE PROGRAM."

 (9) Mr. Viren became Senior Vice President -- Finance and Chief Financial Officer in June 2000 and Secretary and Treasurer in October 2000. He had served as Senior Vice President -- Administration from 1992 to July 1999. The options granted to Mr. Viren in 1999 expired in October 1999 following Mr. Viren's resignation from his position as an executive officer of the Company in July 1999.

(10) "Other Annual Compensation" for Mr. Viren includes: (a) premium payments of $7,400, $4,269 and $2,966 in 2001, 2000 and 1999, respectively, to continue a life insurance policy providing a level of death benefits not available under the standard group life insurance program; and (b) the amounts of $9,600, $5,600 and $6,960 reflecting a car allowance paid to him in 2001, 2000 and 1999, respectively.

(11) Mr. Van Steyn became an executive officer of the Company on May 11, 2000.

(12) "Other Annual Compensation" for Mr. Van Steyn includes: (a) premium payments of $9,400 and $6,090 in 2001 and 2000, respectively, to continue a life insurance policy providing a level of death benefits not available under the standard group life insurance program; and
     (b) the amounts of $9,600 and $5,600 reflecting a car allowance paid to him in 2001 and 2000, respectively.

GRANTS OF OPTIONS

     The following table summarizes information concerning individual grants of options during the 2001 fiscal year to each of the named individuals. No stock appreciation rights were granted during the 2001 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                  NUMBER OF                                                      ANNUAL RATES OF SHARE
                                COMMON SHARES     % OF TOTAL                                    PRICE APPRECIATION FOR
                                 UNDERLYING     OPTIONS GRANTED                                     OPTION TERM(1)
                                   OPTIONS       TO EMPLOYEES        EXERCISE      EXPIRATION   -----------------------
NAME                             GRANTED(#)     IN FISCAL YEAR    PRICE($/SHARE)      DATE          5%          10%
----                            -------------   ---------------   --------------   ----------   ----------   ----------
Gordon Zacks..................           0             --                --               --           --           --
William Lenich................     188,675(2)        27.7%            $2.65          2/18/11     $314,400     $796,900
                                     1,325(3)         0.2%            $2.65          2/18/11     $  2,200     $  5,600
                                   150,000(4)        22.0%            $5.66         12/25/06     $234,600     $518,300
Christian Galvis..............      10,809(5)         1.6%            $4.60          6/28/11     $ 31,300     $ 79,200
                                    40,441(6)         5.9%            $4.60          6/28/11     $117,000     $296,500
Daniel D. Viren...............           0             --                --               --           --           --
Donald Van Steyn..............       3,188(5)         0.5%            $4.60          6/28/11     $  9,200     $ 23,400

---------------

(1) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. Such dollar amounts are not intended to forecast future performance or possible future appreciation in the price of the Company's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that the named executive officers will only realize value from the option grants shown if the price of the Company's common shares appreciates. These amounts have been rounded to the nearest hundred dollars.

(2) These incentive stock options were granted on February 19, 2001, and become exercisable as to 37,735 common shares on each of the first through fifth anniversaries of the grant date. Each incentive stock option becomes fully exercisable in the event of defined changes in control of the Company; upon the death or disability of Mr. Lenich; or if Mr. Lenich's employment is terminated by the Company without "cause" or by Mr. Lenich for "good reason," in each case as defined in his employment agreement.

(3) This non-qualified stock option was granted on February 19, 2001, and becomes exercisable as to 265 common shares on each of the first through fifth anniversaries of the grant date. This non-qualified stock option becomes fully exercisable in the event of defined changes in control of the Company; upon the death or disability of Mr. Lenich; or if Mr. Lenich's employment is terminated by the Company without "cause" or by Mr. Lenich for "good reason," in each case as defined in his employment agreement.

(4) This non-qualified stock option was granted on December 26, 2001 and becomes exercisable as to 50,000 common shares on each of the first through third anniversaries of the grant date. This non-qualified stock option becomes fully exercisable in the event of defined changes in control of the Company; upon the death or disability of Mr. Lenich; or if Mr. Lenich's employment is terminated by the Company without "cause" or by Mr. Lenich for "good reason," in each case as defined in his employment agreement.

(5) These incentive stock options were granted on June 29, 2001 under the Company's option exchange program, and become exercisable on the third anniversary of the grant date. Each of these incentive stock options becomes fully exercisable in the event of defined changes in control of the Company or upon the death, disability or retirement of the named executive officer.

(6) This non-qualified stock option was granted on June 29, 2001 under the Company's option exchange program, and becomes exercisable on the third anniversary of the grant date. This non-qualified stock option becomes fully exercisable in the event of defined changes in control of the Company or upon the death, disability or retirement of Mr. Galvis.

OPTION EXERCISES AND HOLDINGS

     The following table summarizes information concerning unexercised options held as of the end of the 2001 fiscal year by each of the named executive officers. None of these individuals exercised options during the 2001 fiscal year.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF COMMON SHARES
                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                                                YEAR-END(#)(1)(2)             FISCAL YEAR-END ($)(3)
                                           ----------------------------    ----------------------------
                  NAME                     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                  ----                     -----------    -------------    -----------    -------------
Gordon Zacks.............................    197,627          31,250              --(4)           --(4)
William Lenich...........................          0         340,000              --        $670,500
Christian Galvis.........................     58,354          62,450         $ 8,300        $102,200
Daniel D. Viren..........................     15,000          60,000         $33,000        $132,000
Donald Van Steyn.........................      3,000          15,188         $ 8,900        $ 39,700

---------------

(1) Reflects adjustments for 4-for-3 share split on June 1, 1994, for 4-for-3 share split on September 1, 1995, and for 5-for-4 share split on June 3, 1996.

(2) Outstanding options that are not fully exercisable will become so in the event of certain defined changes in control of the Company.

(3) These amounts have been rounded to the nearest hundred dollars.

(4) None of the options held by Mr. Zacks were in-the-money on December 29, 2001.

OPTION EXCHANGE PROGRAM

     As noted in the "REPORT OF THE COMPENSATION COMMITTEE OF R. G. BARRY CORPORATION ON EXECUTIVE COMPENSATION," in October 2000, the compensation committee recommended and the board of directors approved a voluntary option exchange program whereby option holders (other than the Company's Chief Executive Officer and non-employee directors) were allowed to tender their options with an exercise price above $5.00 per share for cancellation, and if they continued to be employed on June 29, 2001, were granted new options for one-half the number of common shares covered by the cancelled options. The new options were granted at an exercise price of $4.60, the closing price of the Company's common shares as reported on the New York Stock Exchange on June 29, 2001. The new options do not vest until June 29, 2004, unless the Company is a party to a merger or another event (such as death, permanent disability or normal retirement) which results in accelerated vesting under the terms of the Company's stock option plans. The reasons for the option exchange program and information regarding the options tendered by, and the options granted to, executive officers of the Company are summarized in the "REPORT OF THE COMPENSATION COMMITTEE OF R. G. BARRY CORPORATION ON EXECUTIVE
COMPENSATION -- OPTION EXCHANGE PROGRAM." Those summaries are incorporated into this section by this reference.

PENSION PLANS

     The Company's pension plan provides for the payment of monthly benefits to salaried employees at age 65 based upon 48% of a participant's "final average monthly compensation" (subject to a limitation imposed by law on the amount of annual compensation upon which benefits may be based) less a designated percentage of the participant's primary social security benefits. Benefits under the pension plan are reduced by 1/30th for each year of credited service less than 30 years. The Company's supplemental retirement plan (known as the R. G. Barry Corporation Restoration Plan) provides for the payment of additional monthly retirement benefits based upon 2 1/2% of an eligible participant's "final average monthly compensation" reduced by a designated percentage of his primary social security benefits with the difference multiplied by his years of credited service up to a maximum of 24 years, and the resulting product then reduced by his monthly pension payable under the pension plan. The benefit to which any employee who was a participant in the supplemental retirement plan on December 31, 1988 is entitled will not be less than 60% of the participant's "final average monthly compensation," reduced by (i) his monthly pension payable under the pension plan and (ii) a designated percentage of his primary social security benefits.

     The following table shows the estimated pension benefits payable under the pension plan and the supplemental retirement plan to individuals who were participants in the supplemental retirement plan on December 31, 1988, at age 65, based on compensation that is covered by the pension plan and the supplemental retirement plan, years of service with the Company and payment in the form of a lifetime annuity:

                              PENSION PLANS TABLE

             (MINIMUM BENEFIT FOR INDIVIDUALS WHO WERE PARTICIPANTS IN THE SUPPLEMENTAL RETIREMENT PLAN ON DECEMBER 31, 1988)

                         ESTIMATED ANNUAL PENSION BENEFITS
FINAL AVERAGE       BASED ON CREDITED YEARS OF SERVICE INDICATED
   ANNUAL       ----------------------------------------------------
COMPENSATION       10         15         20         25         30
-------------   --------   --------   --------   --------   --------
  $125,000      $ 75,000   $ 75,000   $ 75,000   $ 75,000   $ 75,000
   175,000       105,000    105,000    105,000    105,000    105,000
   225,000       135,000    135,000    135,000    135,000    135,000
   275,000       165,000    165,000    165,000    165,000    165,000
   325,000       195,000    195,000    195,000    195,000    195,000
   375,000       225,000    225,000    225,000    225,000    225,000
   425,000       255,000    255,000    255,000    255,000    255,000
   475,000       285,000    285,000    285,000    285,000    285,000
   525,000       315,000    315,000    315,000    315,000    315,000
   575,000       345,000    345,000    345,000    345,000    345,000
   625,000       375,000    375,000    375,000    375,000    375,000
   675,000       405,000    405,000    405,000    405,000    405,000
   725,000       435,000    435,000    435,000    435,000    435,000

     Annual benefits are shown before deduction of 50% of primary social security benefits.

     The following table shows the estimated pension benefits payable under the pension plan and the supplemental retirement plan to individuals who became participants in the supplemental retirement plan after December 31, 1988, at age 65, based on compensation that is covered by the pension plan and the supplemental retirement plan, years of service with the Company and payment in the form of a lifetime annuity:

                              PENSION PLANS TABLE

            (MINIMUM BENEFIT FOR INDIVIDUALS WHO BECAME PARTICIPANTS IN THE SUPPLEMENTAL RETIREMENT PLAN AFTER DECEMBER 31, 1988)

                         ESTIMATED ANNUAL PENSION BENEFITS
FINAL AVERAGE       BASED ON CREDITED YEARS OF SERVICE INDICATED
   ANNUAL       ----------------------------------------------------
COMPENSATION       10         15         20         25         30
-------------   --------   --------   --------   --------   --------
  $125,000      $ 31,250   $ 46,875   $ 62,500   $ 75,000   $ 75,000
   175,000        43,750     65,625     87,500    105,000    105,000
   225,000        56,250     84,375    112,500    135,000    135,000
   275,000        68,750    103,125    137,500    165,000    165,000
   325,000        81,250    121,875    162,500    195,000    195,000
   375,000        93,750    140,625    187,500    225,000    225,000
   425,000       106,250    159,375    212,500    255,000    255,000
   475,000       118,750    178,125    237,500    285,000    285,000
   525,000       131,250    196,875    262,500    315,000    315,000
   575,000       143,750    215,625    287,500    345,000    345,000
   625,000       156,250    234,375    312,500    375,000    375,000
   675,000       168,750    253,125    337,500    405,000    405,000
   725,000       181,250    271,875    362,500    435,000    435,000

     Annual benefits are shown before deduction of 20.83% of primary social security benefits after 10 years of service, 31.25% after 15 years of service, 41.67% after 20 years of service, 50% after 25 years of service, and 50% after 30 years of service.

     A participant's "final average monthly compensation" for purposes of the Company's pension plan and supplemental retirement plan is the average of the participant's compensation (salary and commissions but excluding cash bonuses and overtime pay) during the five consecutive calendar years of the last ten years in which such total compensation is highest. However, for individuals who became participants in the supplemental retirement plan on or before December 31, 1988, compensation used in determining "final average annual compensation" includes bonuses and incentives. The "final average annual compensation" as of the end of the 2001 fiscal year was $501,085, $450,000, $257,625, $152,926 and
$142,411 for Messrs. Zacks, Lenich, Galvis, Viren and Van Steyn, respectively. Messrs. Zacks, Lenich, Galvis, Viren and Van Steyn have approximately 46, 1, 11, 13 and 13 years, respectively, of credited service under the pension plan and the supplemental retirement plan. Mr. Zacks was a participant in the supplemental retirement plan on December 31, 1988. All of the other named executive officers became participants in the supplemental retirement plan after December 31, 1988.

DIRECTORS' COMPENSATION

     Each director who is not an employee of the Company (a "Non-Employee Director") receives $17,000 annually for services as a director. In addition, each Non-Employee Director receives $1,000 for each regular meeting and $500 for each telephonic meeting of the board of directors attended. All members of a committee of the board receive (a) a fee of $500 for each meeting attended that occurs on the same day as a board meeting, (b) a fee of $1,000 for attending a committee meeting that does not occur on the same day as a board meeting and (c) a fee of $500 for participating in a telephonic meeting of the committee. Directors who are also employees of the Company receive no separate compensation for serving as directors.

     Each Non-Employee Director has been granted a non-qualified stock option to purchase 6,250 common shares under the R. G. Barry Corporation Stock Option Plan for Non-Employee Directors (the "Directors Plan"). The exercise price of each non-qualified stock option granted to a Non-Employee Director has been equal to the fair market value of the common shares on the date of grant. Non-qualified stock options granted to Non-Employee Directors have terms of ten years and become exercisable six months after the grant date. The Directors Plan terminated on May 16, 2001.

OTHER COMPENSATION

     In 1952, the Company obtained from Florence Zacks Melton, the mother of Gordon Zacks, the exclusive right to manufacture and sell various slipper styles and other product designs created and owned by her, including future styles and designs. Under a royalty agreement with the Company, as amended, Mrs. Melton receives 1% of the Company's net sales of products utilizing her designs. The royalty agreement terminates five years after the death of Mrs. Melton. During 2001, the Company accrued royalty payments (which will be paid in 2002) totaling $65,191 pursuant to the royalty agreement. In October 2000, the royalty agreement was amended to give the Company an option to purchase Mrs. Melton's product designs and related patent rights. This option is exercisable by the Company for a period of six months following the death of Mrs. Melton or a change of control of the Company. The option price for Mrs. Melton's ownership interest in the product designs and patent rights is $750,000 if the option is exercised following a change of control of the Company that occurs prior to the death of Mrs. Melton and $500,000 if the option is exercised following the death of Mrs. Melton if her death occurs prior to a change of control. The royalty agreement was also amended to grant to Mrs. Melton the right to require the Company to purchase her product designs and patent rights for a period of six months following a change of control of the Company that occurs prior to her death for a purchase price of $750,000. Upon the Company's purchase of Mrs. Melton's design rights, the royalty agreement will terminate.

     Mrs. Melton is also a party to a consulting services agreement with the Company pursuant to which she has agreed to provide consulting services to the Company in regard to product design and construction and to promote and enhance the Company's image and reputation through participation in employee meetings and Company communications. The consulting services agreement provides for quarterly payments of $15,000 each. The initial term of the agreement began on January 1, 2000 and ended on December 31, 2001. The term of the agreement was automatically renewed and will continue to be automatically renewed for additional 12-month periods unless either party elects not to renew.

EMPLOYMENT CONTRACTS, RESTRICTED STOCK AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     Gordon Zacks, Chairman of the Board and Chief Executive Officer, has entered into an employment agreement with the Company, dated July 1, 2001. The initial term of the employment agreement ends on July 1, 2004, but the term will automatically be renewed for additional one-year periods unless either party elects not to renew. In addition, if a "change of control" of the Company occurs or is publicly proposed (and such proposal is not withdrawn) prior to the end of the employment term, the term will automatically be extended for an additional one-year period beginning on the date the employment term would have otherwise terminated. The Company is obligated to cause Mr. Zacks to be nominated as a director during the employment term.

     Mr. Zacks is entitled to receive a minimum annual base salary of $490,000, subject to increases that the board of directors may grant. In addition to his annual base salary, Mr. Zacks is entitled to participate in the Company's annual incentive plan at an annual level of 40% of base salary if the target performance levels are met and 100% of base salary if the maximum performance levels are met or exceeded. He is also entitled to receive certain health and life insurance coverages, pension and retirement benefits and other employee benefits.

     If Mr. Zacks' employment is terminated by the Company without "cause" (as defined in his employment agreement) or by Mr. Zacks for "good reason" (as defined in the employment agreement) prior to a "change of control," until the longer of the remainder of the employment term or 18 months, the Company will continue to pay Mr. Zacks his base salary plus a bonus amount based on his average annual bonus for the three full fiscal years ending prior to his termination of employment. Mr. Zacks' outstanding options will also become fully exercisable and any restricted common shares he holds will become fully vested. In addition,

Mr. Zacks will receive for a period ending on his 75th birthday or his earlier death, all life, medical and dental insurance benefits to which he was entitled immediately prior to the date of termination. If Mr. Zacks' employment is terminated by the Company without "cause" or by Mr. Zacks for "good reason" following a "change of control," he will be entitled to receive a payment equal to three times his base salary at the highest rate paid during the employment term plus three times the average of the annual bonuses received during the five fiscal years ending before Mr. Zacks' termination of employment (or, if less, the number of years in which he received a bonus during those past five fiscal years). Mr. Zacks will also receive for a period ending on his 85th birthday or his earlier death, all life, medical and dental insurance benefits to which he was entitled immediately prior to the date of termination and he will receive all of his other employee benefits for a period of three years after the date of termination. In addition, his outstanding options will become fully exercisable and any restricted common shares he holds will become fully vested. A "change of control" is deemed to have occurred if a third party acquires more than a majority of the total voting power of the Company's outstanding voting securities or as a result of, or in connection with, specified business combinations or a contested election, the individuals who were directors immediately before the transaction cease to constitute a majority of the Company's board of directors or any acquisition, merger or other business combination occurs in which the Company's shareholders before the transaction do not own at least 51% of the equity interest of the surviving entity immediately after the transaction. The employment agreement also provides for the continuation of Mr. Zacks' salary and benefits for a period of time following a permanent and total disability and for the continuation of certain benefits for a period of time following his retirement. In the event that the payments and benefits would constitute "excess parachute payments" under the Internal Revenue Code, the Company will either reduce the payments and benefits to an amount which will no longer constitute an "excess parachute payment" or reimburse Mr. Zacks for the amount of any excise tax due, whichever provides Mr. Zacks with the larger after-tax amount.

     Under an agreement dated September 27, 1989, as amended, the Company agreed, upon the death of Mr. Zacks, to purchase from his estate, at the estate's election, up to $4 million of the common shares held by Mr. Zacks at the time of his death. The common shares would be purchased at their fair market value at the time the estate exercises its put right. The estate's put right expires after the second anniversary of Mr. Zacks' death. The Company agreed to fund its potential obligation to purchase the common shares by purchasing and maintaining life insurance during Mr. Zacks' lifetime. In addition, Mr. Zacks agreed that, for a period of 24 months following his death, the Company will have a right of first refusal to purchase any common shares owned by Mr. Zacks at his death if his estate elects to sell the common shares.

     William Lenich, President and Chief Operating Officer, is party to an employment agreement with the Company, dated February 19, 2001. The initial term of the employment agreement ends on February 29, 2004, but the term will automatically be renewed for additional 12-month periods unless either party elects not to renew. As contemplated by the employment agreement, Mr. Lenich was appointed to the board of directors effective February 19, 2001.

     Mr. Lenich is entitled to receive a minimum annual base salary of $450,000, subject to increases that the board of directors may grant. In addition to his annual base salary, Mr. Lenich is entitled to participate in the Company's annual incentive plan at an annual level of 40% of base salary if the target performance levels are met and 100% of base salary if the maximum performance levels are met or exceeded. He is also entitled to receive certain health and life insurance coverages, pension and retirement benefits and other employee benefits.

     If Mr. Lenich's employment is terminated by the Company without "cause" (as defined in his employment agreement) or by Mr. Lenich for "good reason" (as defined in the employment agreement) prior to a "change in control," the Company will continue to pay Mr. Lenich's base salary for a period of 18 months plus a bonus under the annual incentive plan calculated as if he had been actively employed throughout the 18 calendar months following the date of termination. Mr. Lenich will also continue to receive for a period of 18 months following the termination date, all medical and dental coverages to which he was entitled immediately preceding the date of termination and his outstanding options will become fully exercisable. If Mr. Lenich's employment is terminated by the Company without "cause" or by Mr. Lenich for "good reason" during the six month period ending on the date of a "change in control" or following a "change in control," the

Company will continue to pay Mr. Lenich's base salary for a period of 36 months and Mr. Lenich will be entitled to receive an amount equal to three times the average of the annual bonuses, if any, he received under the annual incentive plan during all fiscal years ending before his employment terminated. Mr. Lenich will also continue to receive for a period of 18 months following the termination date, all medical and dental coverages to which he was entitled immediately preceding the date of termination and his outstanding options will become fully exercisable. A "change in control" is deemed to have occurred for purposes of Mr. Lenich's employment agreement under the same circumstances as discussed above in connection with Mr. Zacks' employment agreement. Mr. Lenich's employment agreement also provides for the continuation of his salary and benefits for a period of time following a permanent and total disability. In the event that the payments and benefits received or to be received by Mr. Lenich would constitute "excess parachute payments" under the Internal Revenue Code, the Company will either reduce the payments and benefits to an amount which will no longer constitute an "excess parachute payment" or reimburse Mr. Lenich for the amount of any excise tax due, whichever provides Mr. Lenich with the larger after-tax amount.

     As contemplated by his employment agreement, on February 19, 2001, Mr. Lenich was granted options covering an aggregate of 190,000 common shares, with an exercise price equal to the closing sale price on that date. These options have a term of ten years and become exercisable in five equal annual installments beginning on the first anniversary of the grant date. In addition, on December 26, 2001, he was granted options covering 150,000 common shares, with an exercise price equal to the closing sale price on that date, as a result of the closing price of the Company's common shares having averaged at least $5.00 for 15 consecutive trading days. These options have a term of five years and become exercisable in three equal annual installments beginning on the first anniversary of the grant date. These two option grants are shown in the OPTION GRANTS IN LAST FISCAL YEAR table. If prior to February 29, 2004, the closing price of the Company's common shares averages at least $10.00 for 15 consecutive trading days, Mr. Lenich will be granted options covering an additional 150,000 common shares, with an exercise price equal to the closing sale price on the grant date. If granted, these options will have a five year term and become exercisable as to 50% of the common shares on the first anniversary of the grant date, as to an additional 30% of the common shares on the second anniversary of the grant date and as to the remaining 20% of the common shares on the third anniversary of the grant date. These options are to be incentive stock options to the maximum extent possible.

     Christian Galvis, Executive Vice President -- Operations and
President -- Operations of Barry Comfort Group, is a party to an executive employment agreement with the Company, dated January 4, 1998, which provides for the employment of Mr. Galvis for a term of five years. Mr. Galvis is entitled to receive a minimum annual salary of $258,000, subject to increases that the board of directors may grant. In addition to his annual salary, Mr. Galvis is entitled to participate in the annual incentive plan, at a maximum level equal to 60% of his base salary, and to receive certain health and life insurance coverages, pension and retirement benefits and other employee benefits. If Mr. Galvis' employment is terminated by the Company without "cause" (as defined in his employment agreement) or by Mr. Galvis for "good reason" (as defined in the employment agreement), he will be entitled to receive a severance payment equal to the total compensation (including bonus) paid to or accrued for his benefit for services rendered during the 12-month period immediately preceding the date of termination. Mr. Galvis' employment agreement also provides for the continuation of salary for a period of time following a permanent and total disability.

     Mr. Galvis is also party to a restricted stock agreement, dated January 4, 1998, with the Company, which provides for the issuance of an aggregate of up to 10,000 common shares over a period of up to eight years. He is entitled to receive 1,250 common shares on the last business day of each fiscal year, beginning with the 1998 fiscal year, so long as he is employed by the Company on that date. In addition, he will receive an additional 1,250 common shares in respect of any fiscal year in which the Company achieves 120% of the "target profit goal" established by the board of directors for that fiscal year. If Mr. Galvis' employment with the Company terminates for any reason (other than within two years following a "change in control"), he will forfeit his right to receive any common shares other than those previously earned under the terms of the restricted stock agreement. If his employment is terminated by the Company without "cause" (as defined in the restricted stock agreement) or by Mr. Galvis for "good reason" within two years following a "change in control," he will be entitled to be issued all of the common shares subject to the restricted stock agreement which have not previously been issued. Mr. Galvis received 1,250 common shares at the end of each of the last four fiscal years of the Company.

     Daniel D. Viren, Senior Vice President -- Finance and Chief Financial Officer, Secretary and Treasurer, is a party to an executive employment agreement with the Company, dated June 5, 2000, which provides for the employment of Mr. Viren for a term of three years. Mr. Viren is entitled to receive a minimum annual salary of $220,000, subject to increases that the board of directors may grant. The Company paid Mr. Viren an aggregate sign-on bonus of $50,000, of which $25,000 was paid on June 13, 2000 and $25,000 was paid on January 9, 2001. Mr. Viren is entitled to participate in the annual incentive plan, at a maximum annual level equal to 60% of his base salary, and to receive certain health and life insurance coverages, pension and retirement benefits and other employee benefits. On June 5, 2000, Mr. Viren was granted options covering 75,000 common shares, with an exercise price equal to the closing sale price on that date, pursuant to his employment agreement. If Mr. Viren's employment is terminated by the Company without "cause" (as defined in his employment agreement) or by Mr. Viren for "good reason" (as defined in his employment agreement), he will be entitled to receive a severance payment equal to the total compensation (including bonus) paid to or accrued for his benefit for services rendered during the 12-month period immediately preceding the date of termination. Mr. Viren's employment agreement also provides for the continuation of salary for a period of time following a permanent and total disability.

     Donald Van Steyn, Vice President -- Chief Information Officer, entered into a change in control agreement, effective as of January 4, 2001, with the Company, which provides that if his employment is terminated by the Company without "cause" (as defined in the agreement) or by him for "good reason" (as defined in the agreement) within 36 months following a "change in control" (as defined in the agreement), he will be entitled to receive a severance payment equal to the greater of the total compensation (including bonus) paid to him or accrued for his benefit for services rendered during the calendar year ending prior to the date on which the "change in control" occurred or the total compensation (including bonus) paid to him or accrued for his benefit for services rendered during the 12-month period immediately preceding the date of termination of employment. Prior to a "change in control," the change in control agreement will terminate immediately if his employment is terminated for any reason. The change in control agreement will continue in effect until January 4, 2004, unless earlier terminated pursuant to its terms.

                               PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common shares with an index for shares listed on the New York Stock Exchange and an index for Media General Industry Group, Textile-Apparel Clothing, for the five-year period ended December 28, 2001 (the last trading day during the Company's 2001 fiscal year).

                       COMPARISON OF FIVE-YEAR CUMULATIVE
                    TOTAL RETURNS OF R. G. BARRY CORPORATION
                  COMMON SHARES, NEW YORK STOCK EXCHANGE INDEX
                  AND TEXTILE-APPAREL CLOTHING INDUSTRY INDEX

------------------------------------------------------------------------------------------------------------------------------
                                        12/27/96       1/02/98        12/31/98       12/31/99       12/29/00       12/28/01
------------------------------------------------------------------------------------------------------------------------------
 R. G. Barry Corporation                 100.00         102.22         97.78          35.56          21.11          52.89
------------------------------------------------------------------------------------------------------------------------------
 Textile-Apparel Clothing Industry       100.00         106.21         106.20         96.36          96.62          99.33
------------------------------------------------------------------------------------------------------------------------------
 New York Stock Exchange                 100.00         131.56         156.55         171.42         175.51         159.87
------------------------------------------------------------------------------------------------------------------------------

                PROPOSAL TO APPROVE THE R. G. BARRY CORPORATION
                           2002 STOCK INCENTIVE PLAN

GENERAL

     On February 21, 2002, the Board of Directors of the Company adopted, subject to approval by the shareholders, the R. G. Barry Corporation 2002 Stock Incentive Plan (the "2002 Plan") for employees and Non-Employee Directors of the Company ("Participants"). The 2002 Plan authorizes the granting of (i) incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code,
(ii) non-qualified stock options ("NQSOs") and (iii) stock appreciation rights ("SARs") (ISOs, NQSOs and SARs are herein referred to collectively as "Awards"). The purposes of the 2002 Plan are to foster the long-term success of the Company, increase shareholder value by providing Participants in the Plan with an opportunity to acquire or increase their ownership interest in the Company, and attract and retain the services of outstanding individuals upon whose judgment and dedication the success of the Company is largely dependent.

     Subject to adjustment as discussed below, there will be 450,000 common shares available for issuance under the 2002 Plan.

     The Company also maintains the R. G. Barry Corporation 1988 Stock Option Plan (the "1988 Plan"), the R. G. Barry Corporation 1994 Stock Option Plan (the "1994 Plan"), the R. G. Barry Corporation 1997 Incentive Stock Plan (the "1997 Plan"), the R. G. Barry Corporation Employee Stock Purchase Plan (the "Purchase Plan"), and the Directors Plan, all of which will remain in effect.

     Although the 1988 Plan and the Directors Plan are still maintained by the Company, no further options may be granted under either Plan. There are, however, options outstanding covering 143,796 common shares and 37,500 common shares, respectively, which have previously been granted under the 1988 Plan and the Directors Plan.

     As of March 15, 2002, options covering 288,896 common shares remained outstanding under the 1994 Plan and options covering 711,039 common shares remained outstanding under the 1997 Plan. At the same date, there were 51,940 and 182,891 common shares available for grants under the 1994 Plan and the 1997 Plan, respectively. As of February 28, 2002, employees participating in the current term (Term X) of the Purchase Plan held options to purchase an aggregate of 195,732 common shares and 53,580 common shares remained available for issuance in future terms of the Purchase Plan.

     Common shares subject to Awards under the 2002 Plan may either be authorized but unissued common shares or common shares held in treasury. If any Award granted under the 2002 Plan is cancelled, terminated, forfeited or otherwise settled without the payment of cash or the issuance of any common shares, such common shares may be the subject of future Awards under the 2002 Plan.

     As of the date of this proxy statement, no determination has been made regarding the identity of the Participants to whom Awards may be granted under the 2002 Plan or the kinds of Awards or numbers of common shares to be subject to Awards that will be granted to such Participants. The Company estimates that approximately 100 employees of the Company will be eligible to be granted Awards under the 2002 Plan, including the executive officers named in the Summary Compensation Table, as well as the Non-Employee Directors (currently six individuals) who are eligible to be granted NQSOs under the 2002 Plan. The table included under "GRANTS OF OPTIONS" at page 15 shows the options granted to the named executive officers during the 2001 fiscal year. During 2001, options covering an aggregate of 432,181 common shares were granted to all current executive officers of the Company and options covering an aggregate of 248,876 common shares were granted to all employees, including all current officers who are not executive officers of the Company. Harvey A. Weinberg was granted an option covering 6,250 common shares upon joining the board in 2001, the only Non-Employee Director who received an option during the 2001 fiscal year. Because the granting of Awards under the 2002 Plan will be made by the compensation committee of the board of directors or, in the case of NQSOs which may be granted to Non-Employee Directors, the full board, based on a subjective determination of the relative current and future contribution that each Participant has made or may make to the long-term welfare of the Company, past grants under the Company's other stock option plans may not be reflective of grants of Awards to be made under the 2002 Plan.

     The following is a brief summary of the material features of the 2002 Plan. This summary is qualified in its entirety by reference to the full text of the 2002 Plan, a copy of which is included herewith as Annex A and made a part hereof.

SUMMARY OF OPERATION OF THE 2002 PLAN

  Administration of the 2002 Plan

     The 2002 Plan will be administered by a committee. The committee will be the compensation committee of the board of directors or, in the case of NQSOs granted to Non-Employee Directors, the full board. The applicable committee has the authority to determine, among other things, the Participants to whom Awards will be granted under the 2002 Plan, the time or times of the grant, the number of common shares subject to each grant and the terms and conditions of each Award. The compensation committee consists of not less than three members of the board of directors of the Company (i) who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations and rulings thereunder; (ii) who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) none of whom receive payment from the Company in any capacity other than as a director.

  Options

     ISOs and NQSOs (together, "Options") may both be granted under the 2002 Plan. ISOs may be granted for terms of up to, but not exceeding, ten years from the date of grant. In the discretion of the applicable committee, NQSOs may be granted for terms in excess of ten years as specified in the Participant's Award agreement. Any ISO which is granted to an individual who, on the effective date of the grant, owns of record and beneficially more than 10% of the total combined voting power of all classes of stock of the Company then outstanding and entitled to vote, will not be exercisable more than five years after it is granted. No person may be granted ISOs under the 2002 Plan if it would cause the aggregate fair market value (determined as of the date an ISO is granted) of the common shares with respect to which all ISOs held by such person are exercisable for the first time during any calendar year, under the 2002 Plan and all other stock option plans maintained by the Company, to exceed $100,000. In addition, during the period in which the 2002 Plan remains in effect, no person may, in one year, be granted Options or SARs under the 2002 Plan covering more than 100,000 common shares, subject to adjustments upon changes in capitalization. ISOs may only be granted to employees of the Company.

  Option Exercise Price

     The exercise price of each Option will be determined by the applicable committee and may not be less than the fair market value of a common share on the grant date. For purposes of the 2002 Plan, the fair market value of the Company's common shares on a particular date will be the closing sale price of the common shares as shown on the New York Stock Exchange on that date. On March 15, 2002, the fair market value of the Company's common shares was $6.25. In the case of any ISO granted to an individual who, on the grant date, owns of record and beneficially more than 10% of the total combined voting power of all classes of stock of the Company then outstanding and entitled to vote, however, the exercise price per share must be at least 110% of the fair market value of a common share on the grant date of the ISO.

  Payment of Option Exercise Price

     Payment of the exercise price may be made in cash or by check and, if permitted by the applicable committee, by delivery of common shares having a fair market value equal to the exercise price of the Option, or a combination of common shares and cash or check, equal in the aggregate to the exercise price for the common shares being purchased. Each Option will provide for appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of such Option. If the Participant has not paid to the Company any required taxes, then the Company may withhold from the value of the Awards any amount required to comply with applicable tax withholding law. If permitted by the applicable committee, a Participant may elect to satisfy applicable withholding obligations by having common shares otherwise issuable under the 2002 Plan withheld by the Company.

  Stock Appreciation Rights

     The compensation committee may, in its discretion, grant an SAR to an employee Participant either alone or in tandem with any Option granted under the 2002 Plan. An SAR granted in tandem with an Option may be granted at the time the Option is granted or at a later date with respect to an existing Option. In the event of the exercise of an SAR granted in tandem with an Option, the Option to which the SAR relates (or the corresponding portion thereof) will be forfeited upon payment of the SAR so exercised. The exercise price of an SAR granted in tandem with an Option may not be less than 100% of the fair market value of the common shares subject to the Option or portion thereof surrendered by the option holder. An SAR granted in tandem with an Option will expire, unless previously exercised, no later than the expiration of the related Option. The compensation committee may provide for the payment of an SAR in cash or in common shares valued at fair market value as of the date of exercise, or in any combination thereof. SARs may also be issued on a stand-alone basis subject to the terms specified in the Award agreement. Stand alone SARs are not tied to a specific Option, and the exercise of a stand alone SAR does not result in the forfeiture of any Options.

  Exercise of Awards; Expiration and Termination

     If exercisable by their terms, Awards must generally be exercised before the earlier of three months after the date of termination of service or the fixed expiration date. In the case of the termination of a Participant's service for cause (as such term is defined in the 2002 Plan), each of the Participant's unexercised Awards will expire immediately upon such termination. In the event of the death or disability (as such term is defined in the 2002 Plan) of a Participant while in service to the Company (or, death of an employee Participant within three months after termination other than for cause), each of the Participant's unexercised Awards will become immediately exercisable by his or her estate and will expire on the earlier of (i) the fixed expiration date or
(ii) twelve months after the date of termination due to death or disability. In the case of retirement (as such term is defined in the 2002 Plan) by a Participant who is an employee of the Company, the Participant's unexercised ISOs will expire on the earlier of (i) the fixed expiration date of the ISOs or
(ii) three months after retirement. NQSOs issued before an employee Participant's 65th birthday or after an employee Participant turns 65 but at least 12 months before retirement will expire on the earlier of (i) the fixed expiration date of the NQSO or (ii) twelve months after retirement.

     If the Company undergoes a merger or consolidation (other than a merger or consolidation to effect a reincorporation of the Company under the laws of another jurisdiction) or in the event of the reclassification of Company shares or the exchange of Company shares for the securities of another entity (other than a subsidiary of the Company) that has acquired the Company's assets or which is in control of an entity that has acquired the Company's assets and the terms of that plan or agreement are binding on all holders of Company shares (except to the extent that dissenting shareholders are entitled to relief under applicable law), a Participant's right to receive Awards will be accelerated.

  Limitations on Transfer of Awards

     With the permission of the applicable committee, a Participant who has been granted an Award under the 2002 Plan may transfer such Award (other than an ISO) to a revocable inter vivos trust as to which the Participant is the settlor or may transfer such Award to a "Permissible Transferee." A Permissible Transferee is any member of the immediate family of the Participant, any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family, or any partnership or limited liability company whose only partners or members are members of the Participant's immediate family. Any such transferee of an Award will remain subject to all of the terms and conditions applicable to such Award and subject to the rules and regulations prescribed by the committee. An Award may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, an Option or SAR granted under the 2002 Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by such Participant, his guardian or legal representative.

  Adjustments Upon Changes in Capitalization

     The number of common shares available for Awards under the 2002 Plan and subject to outstanding Awards will be adjusted upward or downward by the applicable committee, as the case may be, in the event of any merger, consolidation, recapitalization, reclassification, split-up, combination of shares, stock dividend or other similar transaction affecting shares of the Company. The exercise price of an outstanding Award may also be adjusted in the event of any transaction if such adjustment is deemed appropriate by the committee.

  Amendment and Termination

     The board of directors of the Company may terminate, amend or suspend the 2002 Plan in whole or in part. However, the board may not amend the 2002 Plan, without shareholder approval, if such shareholder approval is required to satisfy (i) the requirements of Rule 16b-3 under the Exchange Act; (ii) applicable requirements of the Internal Revenue Code, or (iii) applicable requirements of any securities exchange on which are listed any of the Company's equity securities. In addition, no amendment may result in the loss of a compensation committee member's status as a "non-employee director" or, without the consent of the Participant, adversely affect any Award issued before the amendment, termination or suspension.

     The 2002 Plan will expire by its terms on February 20, 2012.

  Buy Out of Awards

     In its discretion, the applicable committee may, at any time and without the consent of a Participant, cancel any or all outstanding Awards by giving written notice to the Participant of the intent to buy out the Award. In the event of such a buy out, the Company will pay to the Participant the difference between the fair market value of each Award to be cancelled and the exercise price associated with the cancelled Award. Payment of the buy out amount may be made in cash, common shares or a combination thereof, at the applicable committee's option.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options

     A Participant does not realize income on the grant of an ISO. If a Participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the common shares acquired within two years from the date of the grant of the ISO or within one year from the date of exercise, the Participant will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The Participant's basis in the common shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an Option with common shares already owned by the Participant and taxes imposed on tax preference items). Provided the Participant holds the common shares as a capital asset at the time of sale or other disposition of the common shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the common shares and the Participant's basis in the common shares. If a Participant disposes of the common shares within two years from the date of grant of an ISO or within one year from the date of exercise (an "Early Disposition"), the Participant will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the common shares on the date of exercise, over the Participant's basis in the common shares. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to the income realized by the Participant. If the Participant holds the common shares as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of such common shares over the fair market value of the common shares on the date of exercise will be long- or short-term capital gain, depending upon the holding period of the common shares.

     If a Participant disposes of such common shares for less than his or her basis in the common shares, the difference between the amount realized and such basis will be a long- or short-term capital loss, depending upon the holding period of the common shares, provided the Participant holds the common shares as a capital asset at the time of disposition. The excess of the fair market value of the common shares at the time the ISO is exercised over the exercise price for the common shares is treated as a tax preference item (the "Incentive Stock Option Preference") unless the Participant makes an Early Disposition of such common shares. See "Taxation of Preference Items" below.

  Non-Qualified Stock Options

     NQSOs do not receive the special tax treatment afforded to ISOs under the Internal Revenue Code. Although a Participant does not recognize income at the time of the grant of an NQSO, he or she recognizes ordinary income upon the exercise of the NQSO in an amount equal to the difference between the fair market value of the common shares on the date of exercise of the NQSO and the amount paid for the common shares.

     The excess of the fair market value of the common shares on the date of exercise of an NQSO over the exercise price is not treated as an item of "tax preference" as such term is used in the Internal Revenue Code.

  Payment in Common Shares

     If a Participant exercises an Option by surrendering common shares already owned by him or her ("Old Shares"), the following rules apply:

          1. To the extent the number of common shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the Participant will recognize ordinary income on the receipt of such additional common shares (provided the Option is not an ISO) in an amount equal to the fair market value of such additional common shares less any amount paid for them and the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to the income recognized. The basis of such additional common shares will be equal to the fair market value of such common shares (or, in the case of an ISO, the amount, if any, paid for additional common shares) on the date of exercise, and the holding period for such additional common shares will commence on the date the Option is exercised.

          2. Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, if the Participant exercises an ISO by surrendering Old Shares which were acquired through the exercise of an ISO and if the surrender occurs prior to the expiration of the holding period applicable to ISOs, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

          3. If the Old Shares surrendered were acquired by the Participant by exercise of an ISO, then the exchange will not constitute an Early Disposition of the Old Shares unless the Option being exercised is an ISO and the holding period applicable to an ISO has not been met at the time of the surrender.

  Stock Appreciation Rights

     Although the recipient of an SAR does not recognize income at the time the SAR is granted, in the year the SAR is exercised, he or she recognizes income in an amount equal to the cash and the fair market value of the property received. The Company or one of its subsidiaries will be entitled to deduct as compensation an amount equal to the income recognized by the recipient, and such deduction will be claimed in the Company's taxable year in which the SAR becomes payable to the recipient.

     The Company or one of its subsidiaries is entitled to deduct as compensation the amount included in the recipient's gross income as a result of the payment of the SAR in common shares only in its taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income. If an SAR is paid in common shares, the recipient's basis will be equal to the fair market value of the common shares when received, and the holding period will begin on that date.

  Taxation of Long-Term Capital Gains

     For capital assets held for more than 12 months, the maximum rate of tax on net capital gains is 20%. A 10% rate applies to taxpayers in the 15% ordinary income tax bracket. Gains on capital assets held for more than five years are subject to a reduced rate. The 20% and 10% rates discussed above are reduced to 18% and 8%, respectively, in such case.

  Taxation of Preference Items

     Section 55 of the Internal Revenue Code imposes an alternative minimum tax equal to the excess, if any, of (1) 26% of the option holder's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of alternative minimum taxable income in excess of $175,000 ($87,500 in the case of married taxpayers filing separately) over (2) his or her "regular" federal income tax.

Alternative minimum taxable income is determined by adding the option holder's Incentive Stock Option Preference and any other items of tax preference to his or her adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $35,750 for single taxpayers ($33,750 for taxable years 2005 and later), $49,000 for married taxpayers filing jointly ($45,000 for taxable years 2005 and later) and $24,500 for married taxpayers filing separately ($22,500 for taxable years 2005 and later).

     The foregoing is a summary of the federal income tax consequences to the Participants in the 2002 Plan and to the Company, based upon current income tax laws, regulations and rulings.

  Other Matters

     The 2002 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to Options and SARs granted thereunder. Section 162(m) prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year (collectively, the "Section 162(m) Officers"). The $1 million compensation deduction limitation does not apply to "performance-based compensation". The final regulations issued by the Internal Revenue Service under Section 162(m) (the "IRS Regulations") set forth a number of provisions which compensatory plans must contain if the compensation paid thereunder is to qualify as "performance-based" for purposes of Section 162(m).

     The 2002 Plan is intended to satisfy the requirements of the IRS Regulations with respect to Options and SARs granted thereunder. The Company is seeking shareholder approval of the 2002 Plan in a good faith effort to qualify compensation received thereunder as a result of Options and SARs granted under the 2002 Plan as "performance-based" for purposes of Section 162(m). If such shareholder approval is not obtained, the 2002 Plan and any Awards previously granted thereunder will be null and void.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.
---

     SHAREHOLDER APPROVAL OF THE 2002 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON SHARES, PRESENT IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS A "NO" VOTE.

                         REPORT OF THE AUDIT COMMITTEE

GENERAL

     In accordance with the audit committee charter adopted by the Company's board of directors, the audit committee assists the board in fulfilling the board's responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the audit committee qualifies as independent for purposes of the New York Stock Exchange's corporate governance standards.

REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS AND AUDITORS

     In discharging its oversight responsibility as to the audit process, the audit committee obtained from KPMG LLP a formal written statement describing all relationships between the Company and KPMG LLP that might bear on KPMG LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee discussed with KPMG LLP any relationships or services that may impact the objectivity and independence of KPMG LLP and satisfied itself as to KPMG LLP's independence. In addition, the audit committee discussed and reviewed with KPMG

LLP all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of KPMG LLP's examination of the financial statements.

REVIEW WITH MANAGEMENT

     The audit committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 29, 2001 with management. Management has the responsibility for the preparation of the Company's consolidated financial statements and KPMG LLP has the responsibility for the audit of those statements.

CONCLUSION

     Based on the reviews and discussions with management and KPMG LLP noted above, the audit committee recommended to the board of directors (and the board approved) that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001 to be filed with the SEC.

          SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

      Philip G. Barach        Harvey M. Krueger, Chairman        Edward M. Stan

                            AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the 2001 fiscal year, and fees billed for other services rendered by KPMG LLP for the 2001 fiscal year:

Audit Fees, excluding Audit Related.........................  $211,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees:
  Audit Related Fees (1)....................................  $110,000
  Other Non-Audit Fees (2)..................................  $223,000
                                                              --------
     Total All Other Fees...................................  $333,000

---------------

(1) Audit related fees related principally to audits of financial statements of certain employee benefit plans and statutory audits not required to complete the audit of the consolidated financial statements.

(2) Other non-audit fees related to tax compliance and advisory services.

     All non-audit services were reviewed with the audit committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

                              INDEPENDENT AUDITORS

     The Company engaged KPMG LLP as its independent auditors to audit its consolidated financial statements for the 2001 fiscal year. KPMG LLP, together with its predecessors, has served as the Company's independent auditors since 1966. The audit committee will make its selection of the independent auditors for the 2002 fiscal year later in the year.

     Representatives of KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2003 annual meeting of shareholders must be received by the Company no later than November 28, 2002, to be included in the Company's proxy materials relating to that annual meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable rules and regulations promulgated by the SEC.

     The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the board of directors. If a shareholder intends to present a proposal at the 2003 annual meeting of shareholders and does not notify the Company of the proposal by February 11, 2003, the proxies solicited by the board of directors for use at the 2003 annual meeting may be voted on the proposal without discussion of the proposal in the Company's proxy statement for that annual meeting.

     In each case, written notice must be given to the Company's Secretary, whose address is: Daniel D. Viren, Secretary, R. G. Barry Corporation, 13405 Yarmouth Road N.W., Pickerington, Ohio 43147.

     Shareholders desiring to nominate candidates for election as directors at the 2003 annual meeting or to submit candidates to the nominating and governance committee of the Company's board of directors must follow the procedures described in "ELECTION OF DIRECTORS."

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors knows of no other matter that will be presented for action at the annual meeting of shareholders other than those discussed in this proxy statement. If any other matter requiring a vote of the shareholders properly comes before the annual meeting or any adjournment, the individuals acting under the proxies solicited by the board of directors will vote and act according to their best judgments in light of the conditions then prevailing.

     It is important that proxies be completed and returned promptly. Shareholders who do not expect to attend the annual meeting in person are urged to fill in, sign and return the enclosed proxy card in the self-addressed envelope enclosed with this proxy statement.

                                          By Order of the Board of Directors,

                                          /S/ Gordon Zacks
                                          Gordon Zacks,
                                          Chairman of the Board
                                            and Chief Executive Officer

March 28, 2002

                                                                         ANNEX A

                             R.G. BARRY CORPORATION

                           2002 STOCK INCENTIVE PLAN

                                 1.00  PURPOSE

     This Plan is intended to foster and promote the Company's long-term financial success and to increase shareholder value by [1] providing Participants an opportunity to acquire an ownership interest or to increase an ownership interest in the Company and [2] enabling the Company and its Subsidiaries to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company's business is largely dependent.

                               2.00  DEFINITIONS

     When used in this Plan, the following terms will have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this Plan. When applying these definitions, the form of any term or word will include any of its other forms.

     ACT.  The Securities Exchange Act of 1934, as amended.

     ANNUAL MEETING.  The annual meeting of the Company's shareholders.

     AWARD. Any Incentive Stock Option, Nonqualified Stock Option and Stock Appreciation Right. The aggregate number of shares of Stock with respect to which Options and SARs may be issued to any Participant for any Plan Year may not be greater than 100,000 shares of Stock (adjusted as provided in Section 4.03), including Options and SARs that are cancelled or deemed to have been cancelled under Treas. Reg. sec.162-27(e)(2)(vi)(B) during the Plan Year issued.

     AWARD AGREEMENT. The written agreement between the Company and each Participant that describes the terms and conditions of each Award.

     BENEFICIARY. The individual a Participant designates to receive (or to exercise) any Plan benefits (or rights) that are unpaid (or unexercised) when the Participant dies. A Beneficiary may be designated only by following the procedures described in Section 10.02; neither the Company nor the Committee is required or permitted to infer a Beneficiary from any other source.

     BOARD.  The Company's board of directors.

     CAUSE. For purposes of this Plan, with respect to any Participant who is an Employee:

          [1] Any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of any Company or Subsidiary asset or business opportunity;

          [2] Conviction of, or entering into a plea of nolo contendere to, a felony;

          [3] Intentional, repeated or continuing violation of any of the Company's policies or procedures that occurs or continues after notice to the Participant that he or she has violated a Company policy or procedure; or

          [4] Any breach of a written covenant or agreement with the Company or any Subsidiary, including the terms of this Plan.

     CODE. The Internal Revenue Code of 1986, as in effect on the Effective Date or as amended or superceded after the Effective Date, and any regulations and applicable rulings issued under the Code.

     COMMITTEE.

          [1] In the case of Awards to Directors, the Board; or

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          [2] In the case of all other Awards, the Board's compensation committee which also constitutes a "compensation committee" within the meaning of Treas. Reg. sec.1.162-27(c)(4). The Committee will be comprised of at least three individuals [a] each of whom must be [i] an outside director, as defined in Treas. Reg. sec.1.162-27(e)(3)(i) and [ii] a "non-employee director" within the meaning of Rule 16b-3 under the Act and [b] none of whom may receive remuneration in any capacity other than as a director, except as permitted under Treas. Reg. sec.1.162-27(e)(3)(ii).

     COMPANY. R.G. Barry Corporation, a corporation organized under the laws of Ohio, and any successor to it.

     DIRECTOR. Each member of the Board or of the board of directors of any Subsidiary who is not an Employee.

     DISABILITY.  A disability as defined in Code sec.22(e)(3).

     EFFECTIVE DATE. The date this Plan is approved by the Board or, if later, the first day of the 12-month period ending on the date the Plan is approved by the shareholders.

     EMPLOYEE. Any individual who is a common law employee of the Company or of any Subsidiary. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company for any reason and on any basis will be treated as a common law employee only from the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.

     EXERCISE PRICE.  The price at which a Participant may exercise an Award.

     FAIR MARKET VALUE. The value of one share of Stock on the relevant date, determined as follows:

          [1] If the shares are traded on a national securities exchange or system, the reported "closing price" on the relevant date, assuming it is a trading date; otherwise on the next trading day.

          [2] If the shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date assuming it is a trading day; otherwise on the next trading day; and

          [3] If neither [1] nor [2] applies, the fair market value as determined by the Committee in good faith.

     FREESTANDING SAR. An SAR that is not associated with an Option and is granted under Section 6.00.

     GRANT DATE.  The date an Award is granted.

     INCENTIVE STOCK OPTION. Any Option granted under Section 5.00 that meets the conditions imposed under Code sec.422(b).

     NONQUALIFIED STOCK OPTION. Any Option granted under Section 5.00 that is not an Incentive Stock Option.

     OPTION. The right granted under Section 5.00 to purchase a share of Stock at a stated price for a specified period of time. An Option may be either [1] an Incentive Stock Option or [2] a Nonqualified Stock Option.

     PARTICIPANT. Any Employee or Director to whom the Committee grants an Award.

     PLAN.  R.G. Barry Corporation 2002 Stock Incentive Plan.

     PLAN YEAR.  The Company's fiscal year.

     RETIREMENT. An Employee's Termination of Service that is coincident with or begins after the date the Employee both reaches age 65 and completes at least five consecutive years of vesting service as defined in the Company's tax-qualified defined benefit retirement plan.

     STOCK.  Common shares of the Company.
                                       A-2
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     STOCK APPRECIATION RIGHT (OR "SAR").  An Award granted under Section 6.00 that is either a Tandem SAR or a Freestanding SAR.

     SUBSIDIARY. Any corporation, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock, if the entity is a corporation, or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

     TANDEM SAR. An SAR that is associated with an Option and which expires when that Option expires or is exercised, as described in Section 6.00.

     TERMINATION OF SERVICE. As appropriate, [1] termination of the employee-employer relationship between a Participant and the Company and all Subsidiaries for any reason or [2] cessation of a Director's service on the Board (and the boards of directors of all subsidiaries) for any reason.

                              3.00  ADMINISTRATION

     3.01 COMMITTEE DUTIES. The Committee is granted all powers appropriate and necessary to administer the Plan. Consistent with the Plan's purpose, the Committee may adopt, amend and rescind rules and regulations relating to the Plan, to the extent appropriate to protect the Company's interests, and has complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all Participants.

     3.02 DELEGATION OF DUTIES. In its sole discretion, the Committee may delegate to any individual or entity (including Employees) that it deems appropriate any of its duties other than those described in Section 3.03[1].

     3.03 PARTICIPATION.

          [1] Consistent with the terms of the Plan, the Committee will:

             [a] Decide which Employees and Directors may become Participants;

             [b] Decide which Participants will be granted Awards;

             [c] Identify the type of Awards to be granted to each Participant;

             [d] Identify the terms and conditions imposed on any Awards granted;

             [e] Identify the procedures through which an Award may be exercised;

             [f] Identify the circumstances under which the Company may cancel an Award or reacquire any Award or shares of Stock acquired through the Plan; and

             [g] Impose any other terms and conditions the Committee believes are appropriate and necessary to implement the purpose of this Plan.

          [2] The Committee may establish different terms and conditions:

             [a] For each type of Award;

             [b] For Participants receiving the same type of Award; and

             [c] For the same Participant for each Award the Participant receives, whether or not those Awards are granted at different times.

          [3] The Committee will prepare and deliver an Award Agreement to each Participant with respect to each Award. The Award Agreement will describe:

             [a] The type of Award and when and how it may be exercised;

             [b] The effect of exercising the Award;

             [c] Any Exercise Price associated with the Award;

             [d] Any conditions that must be met before the Award may be exercised;

             [e] When and how the Award may be exercised; and

             [f] Any other applicable terms and conditions applicable to the Award.

     3.04 CONDITIONS OF PARTICIPATION. Each Participant receiving an Award agrees:

          [1] To sign an Award Agreement; and

          [2] To be bound by the terms of the Award Agreement and the Plan.

     3.05 LIMITS ON EXERCISABILITY. Regardless of any other provision of this
Section 3.00 or the Plan, all unexercised Awards granted to a Participant will be forfeited if that Participant, before his or her Termination of Service or after Termination of Service but while any Award remains exercisable:

          [1] Without the Committee's written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director or employee of any proprietorship, partnership or corporation or becomes the owner of a business or a member of a partnership that competes with any portion of the Company's (or a Subsidiary's) business or renders any service (including business consulting) to entities that compete with any portion of the Company's (or a Subsidiary's) business;

          [2] Refuses or fails to consult with, supply information to, or otherwise cooperate with, the Company or any Subsidiary after having been requested to do so; or

          [3] Deliberately engages in any action that the Committee concludes has caused substantial harm to the interests of the Company or any Subsidiary.

                          4.00  STOCK SUBJECT TO PLAN

     4.01 NUMBER OF SHARES.

          [1] Subject to Section 4.03, the number of shares of Stock subject to Awards under the Plan is 450,000.

          [2] The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

     4.02 CANCELLED, TERMINATED OR FORFEITED AWARDS. Any Award that, for any reason, is cancelled, terminated or otherwise settled without the issuance of any Stock or cash may again be granted under the Plan.

     4.03 ADJUSTMENT IN CAPITALIZATION. If, after the Effective Date, there is a Stock dividend or Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting Stock, the Committee will appropriately adjust the number of Awards that may be issued to a Participant in any Plan Year, the aggregate number of shares of Stock available for Awards under Section 4.01 or subject to outstanding Awards (as well as any share-based limits imposed under this Plan) the respective prices and/or limitations applicable to outstanding Awards and any other affected factor, limit or term applying to Awards.

                                 5.00  OPTIONS

     5.01 GRANT OF OPTIONS. The Committee may grant Options to Participants at any time during the term of this Plan. Options issued to Employees may be either [1] Incentive Stock Options or [2] Nonqualified Stock Options.

     5.02 OPTION PRICE. Each Option will bear an Exercise Price that is not less than the Fair Market Value of a share of Stock on the Grant Date. However, each Incentive Stock Option granted to a Participant who owns

[as defined in Code sec.424(d)] Stock possessing more than 10 percent of the total combined voting power of all classes of Stock will bear an Exercise Price that is at least 110 percent of the Fair Market Value of a share of Stock on the Grant Date.

     5.03 EXERCISE OF OPTIONS. Options awarded to a Participant under Section
5.01 may be exercised at the times and subject to the restrictions and conditions (including a vesting schedule) that the Committee specifies in the Award Agreement. However:

          [1] An Option may not be exercised for a fraction of a share, although this limitation will not be applied to prevent a Participant from acquiring the full number of shares of Stock for which Options are then exercisable;

          [2] The Committee may prohibit a Participant from exercising Options for fewer than the minimum number of shares specified by the Committee in the Award Agreement but only if this prohibition does not prevent a Participant from acquiring the full number of shares of Stock for which Options are then exercisable; and

          [3] Subject to Section 5.04[4], unless the Committee specifies otherwise in the Award Agreement, no Option may be exercised more than 10 years after it is granted.

     5.04 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary:

          [1] No provision of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Code sec.422 or, without the consent of any affected Participant, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment afforded under Code sec.421;

          [2] The aggregate Fair Market Value of the Stock (determined as of the Grant Date) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all option plans of the Company and all Subsidiaries) will not exceed $100,000 [or the amount specified in Code sec.422(d)];

          [3] No Incentive Stock Option may be granted to any individual who is not an Employee; and

          [4] No Incentive Stock Option may be exercised more than 10 years after it is granted (five years if the Participant owns [as defined in Code sec.424(d)] Stock possessing more than 10 percent of the total combined voting power of all classes of Stock).

     5.05 PAYMENT FOR OPTIONS. The Committee will develop procedures through which a Participant may pay an Option's Exercise Price, including tendering shares of Stock the Participant already has owned for at least six months, either by actual delivery of the previously owned shares of Stock or by attestation, valued at its Fair Market Value on the exercise date, as partial or full payment of the Exercise Price.

     5.06 RESTRICTIONS ON TRANSFERABILITY. The Committee may impose restrictions on any shares of Stock acquired through an Option, including restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system on which shares of Stock are then listed or traded, or any applicable blue sky or state securities laws.

                        6.00  STOCK APPRECIATION RIGHTS

     6.01 STOCK APPRECIATION RIGHTS. The Committee may grant Freestanding SARs and Tandem SARs (or a combination of each) to Participants (other than Directors) at any time during the term of this Plan.

          [1] The Exercise Price specified in the Award Agreement will:

             [a] In the case of a Freestanding SAR, never be less than 100 percent of the Fair Market Value of a share of Stock on the Grant Date; and

             [b] In the case of a Tandem SAR, never be less than the Exercise Price of the related Option.

          [2] Tandem SARs may be exercised with respect to all or part of the shares of Stock subject to the related Option by surrendering the right to exercise the equivalent portion of the related Option. However:

             [a] A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable;

             [b] A Tandem SAR will expire no later than the date the related Option expires;

             [c] The value of the payout with respect to a Tandem SAR related to an Incentive Stock Option will not be more than 100 percent of the difference between the Exercise Price of the related Option and the Fair Market Value of the shares of Stock subject to the related Option at the time the Tandem SAR is exercised; and

             [d] A Tandem SAR related to an Incentive Stock Option may be exercised only if the Fair Market Value of the shares of Stock subject to the related Option is greater than the Option's Exercise Price.

          [3] Freestanding SARs will be exercisable subject to the terms specified in the Award Agreement.

          [4] A Participant exercising an SAR will receive an amount equal to:

             [a] The difference between the Fair Market Value of a share of Stock on the exercise date and the Exercise Price; multiplied by

             [b] The number of shares of Stock with respect to which the SAR is exercised.

        At the discretion of the Committee, this amount may be paid in cash, shares of Stock or any combination of both.

                      7.00  TERMINATION OF SERVICE/BUY OUT

     7.01 EXERCISE PERIOD. Except as provided in this section (or elsewhere in the Plan) and unless otherwise specified in the Award Agreement (other than an Award Agreement or portion of an Award Agreement relating to an Incentive Stock Option), all Awards that are outstanding (whether or not exercisable) when a Participant Terminates Service will expire or become exercisable under the terms of this section:

          [1] Awards issued to Participants who are not Directors:

             [a] Will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] three months after the date the Participant Terminates Service;

             [b] Will become fully exercisable if a Participant Terminates Service because of death or a Participant dies within three months after the Participant Terminates Service for any reason other than for Cause and will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] 12 months after the Participant Terminates Service;

             [c] Will become fully exercisable if a Participant Terminates Service because of Disability and will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] 12 months after the Participant Terminates Service because of Disability; or

             [d] That [i][A] are not Incentive Stock Options and [B] were granted [I] before the Participant's 65th birthday or [II] after the Participant's 65th birthday but at least 12 months before the Participant Terminates Service, [ii] will become fully exercisable on the date the Participant Terminates Service because of Retirement and [iii] will expire on the earlier of [A] the date the Award expires under the terms of the Award Agreement or [B] 12 months after the date the Participant Terminates Service because of Retirement.

          [2] Awards issued to Directors:

             [a] Will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] three months after the date the Director Terminates Service;

             [b] Will become fully exercisable if the Director Terminates Service because of death and will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] 12 months after the Director Terminates Service;

             [c] Will become fully exercisable if the Director Terminates Service because of Disability and will expire on the earlier of [i] the date the Award expires under the terms of the Award Agreement or [ii] 12 months after the Director Terminates Service because of Disability.

     Unless otherwise specified in the Award Agreement, and regardless of any other Plan provision, all Awards (whether or not then exercisable) granted to a Participant whose Termination of Service is for Cause will be forfeited on the date that Participant Terminates Service for Cause.

     7.02 BUY OUT OF AWARDS. At any time, the Committee, in its sole discretion and without the consent of the Participant, may cancel any or all outstanding Awards held by that Participant by providing to that Participant written notice ("Buy Out Notice") of its intention to exercise the rights reserved in this section. If a Buy Out Notice is given, the Company also will pay to each affected Participant the difference between [1] the Fair Market Value of each Award (or portion of an Award) to be cancelled and [2] the Exercise Price associated with each cancelled Award. However, unless otherwise specified in the Award Agreement, no payment will be made with respect to any Awards that are not exercisable when cancelled under this section. The Company will complete any buy out made under this section as soon as administratively possible after the date of the Buy Out Notice. At the Committee's option, payment of the buy out amount may be made in cash, in whole shares of Stock or partly in cash and partly in shares of Stock. The number of whole shares of Stock, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in shares of Stock by the Fair Market Value as of the date of the Buy Out Notice.

                  8.00  MERGER, CONSOLIDATION OR SIMILAR EVENT

     If [1] the Company undergoes a merger or consolidation of the Company or reclassification of Stock or the exchange of Stock for the securities of another entity (other than a Subsidiary) that has acquired the Company's assets or which is in control [as defined in Code sec.368(c)] of an entity that has acquired the Company's assets and [2] the terms of that plan or agreement are binding on all holders of Stock (except to the extent that dissenting shareholders are entitled to relief under applicable law), then [3] Awards will become fully exercisable, all restrictions will lapse and each affected Participant will receive, upon payment of the Exercise Price, if applicable, securities or cash, or both, equal to those the Participant would have been entitled to receive under the plan or agreement if the Participant had already exercised the Award.

             9.00  AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

     The Board or the Committee may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by [1] Rule 16b-3 under the Act, or any successor rule or regulation, [2] applicable requirements of the Code or [3] any securities exchange, market or other quotation system on or through which the Company's securities are listed or traded. Also, no Plan amendment may [4] result in the loss of a Committee member's status as a "non-employee director" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company, [5] cause the Plan to fail to meet requirements imposed by Rule 16b-3 or [6] without the consent of the affected Participant, adversely affect any Award issued before the amendment, modification or termination. However, nothing in this section will restrict the Committee's right to exercise the discretion retained in Section 7.02.

                              10.00  MISCELLANEOUS

     10.01 ASSIGNABILITY. Except as provided in this section, an Award may not be transferred except by will or applicable laws of descent and distribution and, during the Participant's lifetime, may be exercised only by the Participant or the Participant's guardian or legal representative. However, with the Committee's written consent (which may be withheld for any reason or for no reason), a Participant or a specified group of Participants may transfer Awards (other than Incentive Stock Options) to a revocable inter vivos trust, of which the Participant is the settlor, or may transfer Awards (other than Incentive Stock Options) to any member of the Participant's immediate family, any trust, whether revocable or irrevocable, established solely for the benefit of the Participant's immediate family, or any partnership or limited liability company whose only partners or members are members of the Participant's immediate family ("Permissible Transferees"). Any Award transferred to a Permissible Transferee will continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Committee. A Permissible Transferee may subsequently transfer an Award but only to another Permissible Transferee and only after complying with the terms of this section as if the Permissible Transferee was a Participant.

     10.02 BENEFICIARY DESIGNATION. Each Participant may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive or to exercise any vested Award that is unpaid or unexercised at the Participant's death. Each designation made will revoke all earlier designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective Beneficiary designation, the deceased Participant's Beneficiary will be his or her surviving spouse or, if there is no surviving spouse, the deceased Participant's estate.

     10.03 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan may be construed as:

          [1] Interfering with or limiting the right of the Company or any Subsidiary to terminate any Participant's employment at any time;

          [2] Conferring on any Participant any right to continue as an Employee or a Director;

          [3] Guaranteeing that any Employee will be selected to be a Participant; or

          [4] Guaranteeing that any Participant will receive any future Awards.

     10.04 TAX WITHHOLDING. The Company will withhold from other amounts owed to a Participant, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Award or purchase of shares of Stock. If these amounts are not to be withheld from other payments due to the Participant, the Company will defer payment of cash or issuance of shares of Stock until the earlier of:

          [1] Thirty days after the settlement date; or

          [2] The date the Participant remits the required amount.

     If the Participant has not remitted the required amount, the Company will permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state and local income, wage and employment taxes and distribute the balance to the Participant.

     In its discretion, the Committee may allow a Participant to elect, subject to conditions the Committee establishes, to reimburse the Company for this withholding obligation through one or more of the following methods:

          [3] By having shares of Stock otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws);

          [4] By delivering, including by attestation, to the Company previously acquired shares of Stock that the Participant has owned for at least six months;

          [5] By remitting cash to the Company; or

          [6] By remitting a personal check immediately payable to the Company.

     10.05 INDEMNIFICATION. Each individual who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to take action under the Plan as a Committee member and against and from any and all amounts paid, with the Company's approval, by him or her in settlement of any matter related to or arising from the Plan as a Committee member; or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Committee member, but only if he or she gives the Company an opportunity, at its own expense, to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under the Company's organizational documents, by contract, as a matter of law, or otherwise.

     10.06 NO LIMITATION ON COMPENSATION. Nothing in the Plan is to be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or Directors in cash or property, in a manner not expressly contemplated by the Plan.

     10.07 REQUIREMENTS OF LAW. The grant of Awards and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no shares of Stock will be issued under the Plan unless the Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws. Certificates for shares of Stock delivered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Stock is then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this section.

     10.08 TERM OF PLAN. The Plan will be effective upon its adoption by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the first Annual Meeting occurring after the Board approves the Plan. Subject to Section 9.00, the Plan will continue until the tenth anniversary of the date it is adopted by the Board or approved by the Company's shareholders, whichever is earliest.

     10.09 GOVERNING LAW. The Plan and all related agreements will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.

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                             DETACH PROXY CARD HERE

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

[  ]   PLEASE FILL IN, SIGN, DATE              [X]
       AND RETURN PROMPTLY           VOTES MUST BE INDICATED
       USING THE ENCLOSED           (X) IN BLACK OR BLUE INK.
       ENVELOPE.

1. Election of directors                                                                                 FOR     AGAINST    ABSTAIN
                                                                        2.    Approval of the R. G.      [  ]     [  ]       [  ]
FOR ALL [  ]    WITHHOLD FOR ALL [  ]      *EXCEPTIONS  [  ]                  Barry Corporation 2002
                                                                              Stock Incentive Plan.
Nominees: Gordon Zacks           Roger E. Lautzenhiser
Christian Galvis                 William Lenich                         3.   In their discretion, the individuals designated to vote
                                                                             this proxy are authorized to vote upon such other
*(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                        matters (none known at the time of solicitation of this
INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND STRIKE A                   proxy) as may properly come before the Annual Meeting
LINE THROUGH THAT NOMINEE'S NAME.)                                           or any adjournment.

                                                                           To change your address, please mark this box.      [  ]





                                                                                          S C A N   L I N E

                                                                         ----------------------------------------------------------

                                                                        Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as attorney, executor, administrator,
                                                                        guardian or trustee, please give full title as such. If
                                                                        shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If
                                                                        shareholder is a partnership or other entity, please sign in entity name by authorized person. (Please note any change of address on this proxy card.)

                                                                           Date   Shareholder sign here    Co-Shareholder sign here

                                                                           ----   ---------------------    ------------------------


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                  R. G. BARRY CORPORATION
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON MAY 9, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned holder(s) of common shares of R. G. Barry Corporation (the
"Company") hereby constitutes and appoints Gordon Zacks and Daniel D. Viren, or either of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company to be held on Thursday, May 9, 2002, at the Company's executive offices, 13405
Yarmouth Road N.W., Pickerington, Ohio, at 11:00 a.m., Local time and any adjournment, and to vote all of the common shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment.

     WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY
WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS
INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND
FOR PROPOSAL NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL
MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN
THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE
COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE
INDIVIDUALS DESIGNATED TO VOTE THE PROXY ON SUCH MATTERS OR FOR SUCH SUBSTITUTE
NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

     All proxies previously given or executed
by the undersigned are hereby revoked. The
undersigned acknowledges receipt of the
accompanying Notice of Annual Meeting of
Shareholders and Proxy Statement for the May          R. G. BARRY CORPORATION
9, 2002 meeting and Annual Report to                  P.O. BOX 11154
Shareholders for the fiscal year ended                NEW YORK, N.Y. 10203-0154
December 29, 2001.






            (Continued, and to be executed and dated on other side.)